As filed with the Securities and Exchange Commission on December 6, 2011

Registration File No. 333-
Registration File No. 811-007528

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2 (Check appropriate box or boxes)

[X]	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]	Pre-Effective Amendment No. ____
[ ]	Post-Effective Amendment No. ___
and
[X]	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]	Amendment No. 12

Special Opportunities Fund, Inc.
____________________________________________________________________________________________________________
Exact Name of Registrant as Specified in Charter

615 East Michigan Street, Milwaukee, WI 53202
____________________________________________________________________________________________________________
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, including Area Code 1-877-607-0414

Andrew Dakos, Brooklyn Capital Management, LLC, Park 80 West, 250 Pehle Avenue, Suite 708, Saddle Brook, NJ 10570
____________________________________________________________________________________________________________
Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:
Thomas R. Westle, Esquire, Blank Rome LLP, 405 Lexington Avenue, New York, New York 10174

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box …. [   ]

It is proposed that this filing will become effective (check appropriate box)

[X] when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock		$	$	$
Convertible Preferred Stock		$	$	$
Total			$1,000,000	$114.60

(1)	Estimated solely for the purpose of calculating fee as required by Rule 457(o) under the Securities Act of 1933.

Pursuant to Rule 473 under the Securities Act of 1933, as amended, the Registrant hereby amends the Registration Statement to delay its effective date until the Registrant shall file a further amendment that specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

PROSPECTUS – SUBJECT TO COMPLETION

Rights to Purchase up to 667,645 Shares of
Convertible Preferred Stock at $50.00 per Share

Special Opportunities Fund, Inc.

We are distributing at no charge to holders of our common stock as of _________ (the “Record Date”) transferable rights to purchase up to an aggregate of 667,645 shares of 3.00% Convertible Preferred Stock, Series A, par value $0.001 per share.  The shares of convertible preferred stock will be convertible into shares of our common stock at a conversion rate of three shares of common stock for each share of convertible preferred stock, which is equivalent to a conversion price of approximately $33.33 per share, subject to adjustment upon the occurrence of certain events.

You will receive one transferable right (each whole right, a “Subscription Right”) for each ten shares of our common stock you own on the Record Date (the “Basic Subscription Right”). The number of Subscription Rights issued to each Record Date stockholder will be rounded down to the nearest whole number.  Each Subscription Right will entitle holders to purchase one share of convertible preferred stock (“Convertible Preferred Stock”) at a subscription price of $50.00 per share.  We will not issue fractional shares upon the exercise of your Basic Subscription Right or Over-Subscription Privilege (as defined below). The offer to purchase Convertible Preferred Stock will expire at 5:00 p.m., New York City time, on __________, 2012, unless we decide to extend it to some later date (the “Expiration Date”).  You should carefully consider whether to exercise your Subscription Rights.  Unless our Board of Directors cancels or terminates the offering, all exercises of Subscription Rights are irrevocable.

If you elect to purchase the maximum amount of our Convertible Preferred Stock that you are entitled to pursuant to your Basic Subscription Right, you will also be entitled to subscribe, subject to allotment, to purchase additional shares of our Convertible Preferred Stock, if any, that are not purchased by our other stockholders pursuant to their Basic Subscription Right as of the Expiration Date (the “Over-Subscription Privilege”). If you do not fully subscribe for your Basic Subscription Right, your ownership may be diluted. See “Risk Factors – Dilution of Ownership.”  We expect the total purchase price of Convertible Preferred Stock in this rights offering to be $33,382,250, assuming full participation.

The Rights are transferable and will be admitted for trading on the New York Stock Exchange (“NYSE”) under the symbol “[SPE RT].”  We intend to file an application to list our Convertible Preferred Stock on the New York Stock Exchange under the symbol “[SPE Pr],” but we cannot assure you that the Convertible Preferred Stock will be listed for trading or that a liquid market for our Convertible Preferred Stock will develop.  Shares of our common stock have traded on the NYSE under the symbol “SPE” since April 21, 2010 and before that under the symbol “PIF.” New shares of common stock issued upon conversion of the Convertible Preferred Stock will also be listed under the symbol “SPE.”

Special Opportunities Fund, Inc. is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.  Our investment objective is total return.

An investment in the Fund involves risks.  See “Risk Factors” beginning on page ___.

For more information, please call _____________ (the "Subscribing Agent") toll free at _________.

 (continued on following page)

	Subscription Price	Sales Load	Proceeds to the Fund(1)
Per Share	$50.00	None	$50.00
Total	$33,382,250	None	$33,382,250
____________________________

(1)
Proceeds to the Fund are before deduction of expenses incurred by the Fund in connection with the Offering, estimated to be approximately $_______.  Funds received prior to the final due date of this Offering will be deposited in a segregated account pending allocation and distribution of Shares.  Interest, if any, on subscription monies will be paid to the Fund regardless of whether Shares are issued by the Fund; interest will not be used as credit toward the purchase of Shares.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Prospectus is _________.

Investment Adviser.  Brooklyn Capital Management (the “Adviser”) acts as the Fund's investment adviser. See “Management of the Fund.” As of the date of this Prospectus, the Adviser does not manage any assets other than the Fund’s.  The Adviser's address is Park 80 West, 250 Pehl Avenue, Suite 708, Saddle Brook, New Jersey 10570.

This prospectus sets forth concisely the information about the Fund that you should know before deciding whether to invest in the Fund.   The Fund files annual and semi-annual stockholder reports, proxy statements and other information with the SEC. You can obtain this information or any information regarding the Fund filed with the SEC from the SEC’s web site (http://www.sec.gov) or by calling 1-877-607-0414 or by writing to the Fund c/o U.S. Bancorp 615 East Michigan Street, Milwaukee, WI 53202.  Our website address is www.specialopportunitiesfundinc.com.

The Fund’s shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

ii

You should rely only on the information contained in this Prospectus.  We have not authorized any other person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  This Prospectus is not an offer to sell or issue, or a solicitation of an offer to buy or accept, any securities in any jurisdiction where it is unlawful to make such an offer or solicitation.

TABLE OF CONTENTS

Prospectus Summary	1
The Offering	3
Fees and Expenses	6
Financial Highlights	7
Risk Factors	10
Convertible Preferred Stock Rights Offering	19
Material United States Federal Income Tax Consequences	26
Use of Proceeds	32
Price Range of Common Stock	32
Distributions	32
About the Fund	32
Management	36
Investment Advisory Agreement	45
Administration Agreement	47
Control Persons and Principal Stockholders	47
Determination of Net Asset Value	48
Description of our Capital Stock	48
Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses	51
Provisions of the Maryland General Corporation Law and our Charter and Bylaws	52
Regulation	52
Share Repurchases	53
Custodian, Transfer and Dividend Paying Agent and Registrar	54
Brokerage Allocation and Other Practices	54
Legal Matters	54
Experts	54
Available Information	55
Forward-Looking Statements	55
Financial Statements	55

Prospectus Summary

This summary highlights some of the information in this Prospectus.  It may not contain all of the information that you may want to consider.  You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this Prospectus.  The terms “we,” “us,” the “Fund” and “our” refer to Special Opportunities Fund, Inc. “BCM,” the “adviser” or the “investment adviser” refers to Brooklyn Capital Management.

General

The Fund was incorporated in Maryland on February 13, 1993 and commenced investment operations on June 7, 1993.  We are registered under the Investment Company Act of 1940, as amended (together with the rules promulgated thereunder, the “1940 Act”), as a closed–end, diversified management investment company.  Our common stock is listed and trades on the NYSE under the trading symbol “SPE.”  On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.”

Our Investment Objective and Strategy

Our investment objective is total return through capital appreciation and current income.  We seek to achieve our investment objective by investing in other closed-end investment companies and other private and publicly-issued U.S. and foreign securities that our Adviser believes have opportunities for appreciation.  The Fund may employ strategies designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy, liquidations, self-tender offers, converting from a closed-end to open-end management investment company and other situations.

Our Adviser

Our investment adviser is Brooklyn Capital Management LLC, a limited liability company organized under the laws of Delaware.  BCM is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  Under our Investment Advisory Agreement, we pay BCM a monthly fee at an annual rate of 1.00% of the value of our average weekly assets.  See “Investment Advisory Agreement.”

Rights Offering of Convertible Preferred Stock

Each of our stockholders as of the Record Date shall receive, at no cost, one transferable right (each whole right, a “Subscription Right”) to purchase one share of Convertible Preferred Stock for each ten shares of our common stock such stockholder owns as of the Record Date (the “Basic Subscription Right”).  We will not issue fractional shares of our Convertible Preferred Stock upon the exercise of any Rights (as defined below). The number of Rights issued to Record Date stockholders will be rounded down to the nearest whole number of Rights. We intend to offer shares of Convertible Preferred Stock to these stockholders for $50.00 per share (the “Subscription Price”).  The offer to purchase Convertible Preferred Stock will expire at 5:00 p.m., New York City time, on ______________, unless we decide to extend it to some later date (the “Expiration Date”).

If you elect to purchase the maximum amount of our Convertible Preferred Stock that you are entitled to purchase pursuant to your Basic Subscription Right, you will also be entitled to subscribe, subject to allotment, to purchase additional shares of our Convertible Preferred Stock, if any, that are not purchased by our other stockholders pursuant to their Basic Subscription Right as of the Expiration Date (the “Over-Subscription Privilege”).  Additionally, if there are not enough unsubscribed shares to honor all over-subscription requests, the Fund may, in its sole discretion, issue additional shares, up to 10% of the shares available in the Offering, to honor over-subscription requests. See “Convertible Preferred Stock Rights Offering – Over-Subscription Privilege.” If you do not fully subscribe for your Basic Subscription Right, your ownership is likely to be diluted. See “Risk Factors – Dilution of Ownership.”  The Basic Subscription Right and the Over-Subscription Privilege shall be collectively referred to herein as the “Rights.”

The dividend rate of our Convertible Preferred Stock will be 3.00% of the Subscription Price per share of Convertible Preferred Stock.  Dividends on our Convertible Preferred Stock will be fully cumulative, will accumulate without interest from the date of original issuance of the Convertible Preferred Stock and will be payable quarterly in arrears on the last calendar day of March, June, September and December, commencing on the last calendar day of the first March, June, September or December following the date of Expiration Date.

Sale of Rights

The Rights are transferable until the Expiration Date and have been admitted for trading on the NYSE. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date, such period to be no less than 20 days. The value of the Rights, if any, will be reflected by the market price.  Rights may be sold by individual holders [or may be submitted to the Subscription Agent for sale. Any Rights submitted to the Subscription Agent for sale must be received by the Subscription Agent on or before ___________, one Business Day prior to the Expiration Date, due to normal settlement procedures.

Trading of the Rights on the NYSE will be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date stockholders and thereafter will be conducted on a regular-way basis until and including the last NYSE trading day prior to the Expiration Date.  The shares will begin trading ex-Rights two Business Days prior to the Record Date. [If the Subscription Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights on the NYSE. The Subscription Agent will also attempt to sell any Rights (i) a Rights holder is unable to exercise because the Rights represent the right to subscribe for less than one new Common Share (defined herein) or (ii) attributable to stockholders whose record addresses are outside the United States and Canada or who have an APO or FPO address as described below under “Restrictions on Foreign Stockholders” and under “The Offer — Foreign Restrictions” in the prospectus.] Any commissions will be paid by the selling Rights holders. The Fund will not be responsible if Rights cannot be sold and it has guaranteed any minimum sales price for the Rights. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the [Subscription Agent] on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses. For purposes of this Prospectus, a “Business Day” shall mean any day on which trading is conducted on the NYSE. Stockholders are urged to obtain a recent trading price for the Rights on the NYSE from their broker, bank, financial advisor or the financial press.

How to Subscribe

➢
Deliver a completed Subscription Certificate (enclosed) and payment to the Subscribing Agent at the address below (Attn: Reorg Dept.) so that it is received by the Expiration Date (we recommend using an insured courier), or

➢
If your shares are held in an account with your broker-dealer, trust company, bank or other nominee, have your broker-dealer, trust company, bank or other nominee deliver a Notice of Guaranteed Delivery to the Subscribing Agent by the Expiration Date.

Subscribing Agent

[INSERT NAME OF SUBSCRIBING AGENT AND ADDRESS] (the “Subscribing Agent”).

Important Dates to Remember

Record Date
Subscription Period	*
Expiration Date/ Deadline to Purchase Convertible Preferred Stock†	*
Deadline for Notice of Guaranteed Delivery†	*
Deadline for Payment to Notice of Guaranteed Delivery	*
Confirmation Mailed to Participating Holders	*

*	Unless the offer is extended.
†
A person purchasing Convertible Preferred Stock pursuant to his or her Rights must deliver either (i) Subscription Certificate and payment for the Convertible Preferred Stock or (ii) a Notice of Guaranteed Delivery by the Expiration Date, unless the offer is extended.

 The Offering

Rights to be Issued by Us	667,645 transferable rights exercisable for shares of Convertible Preferred Stock.
Description of Convertible Preferred Stock
Shares of the Convertible Preferred Stock will have identical rights, voting powers, restrictions, and qualifications of the common stock of the Fund except for the liquidation and conversion features described in “Liquidation Preference” and “Automatic Conversion” below.

Purpose of the Offering/Use of Proceeds

The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and our stockholders to increase the assets of the Fund so that we may be in a better position to take advantage of investment opportunities that exist or may arise.  The Offering seeks to reward existing stockholders by giving them the opportunity to purchase additional securities of the Fund without incurring any commission or charge.  The distribution of the Rights, which themselves may have intrinsic value, will also give non-participating stockholders the potential of receiving a cash payment upon the sale for their Rights, which may be viewed as partial compensation for the possible dilution of their interests in the Fund as a result of the Offer.  Proceeds will be invested in accordance with the Fund’s investment objectives and policies as stated herein. See “Business of the Fund.”

Basic Subscription Right
Each of our stockholders as of the Record Date shall receive, at no cost, one transferable right (each whole right, a “Subscription Right”) to purchase one share of Convertible Preferred Stock for each ten shares of our common stock such stockholder owns as of the Record Date (the “Basic Subscription Right”).  We will not issue fractional shares of our Convertible Preferred Stock upon the exercise of Rights. The number of Rights issued to Record Date stockholders will be rounded down to the nearest whole number of Rights. We intend to offer shares of Convertible Preferred Stock to these stockholders for $50.00 per share.

Over-Subscription Privilege
If you elect to purchase the maximum amount of our Convertible Preferred Stock that you are entitled to purchase pursuant to your Basic Subscription Right, you will also be entitled to subscribe, subject to allotment, to purchase additional shares of our Convertible Preferred Stock, if any, that are not purchased by our other stockholders pursuant to their Basic Subscription Right as of the Expiration Date (the “Over-Subscription Privilege”). See “Convertible Preferred Stock Rights Offering – Over-Subscription Privilege.” If you do not fully subscribe for your Basic Subscription Right, your ownership is likely to be diluted. See “Risk Factors – Dilution of Ownership.”

Expiration Date	5:00 p.m., New York City time, on ______________, unless we decide to extend it to some later date.
Issuance of Convertible Preferred Stock

If you purchase shares of Convertible Preferred Stock through the offering, we will issue a Direct Registration System book-entry statement representing the shares of Convertible Preferred Stock to you or DTC on your behalf promptly after completion of the Rights Offering and after pro rata allocations and adjustments have been completed.

Liquidation Preference
In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Convertible Preferred Stock will be entitled to receive preferential liquidating distribution at face value (i.e., $50.00 per share), before any distribution of assets is made to the holders of our common stock.  After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of Convertible Preferred Stock will not be entitled to any further participation in any distribution of assets by the Fund.  See “Convertible Preferred Stock Rights Offering – Description of Convertible Preferred Stock.”

Voting Rights
So long as the Fund is subject to the 1940 Act, the holders of any Convertible Preferred Stock, voting separately as a single class, shall have the right to elect at least two Directors at all times.  The remaining Directors shall be elected by holders of common stock.  So long as the Fund is subject to the 1940 Act, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding Convertible Preferred Stock voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Convertible Preferred Stock, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.  As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there is any Convertible Preferred Stock outstanding.  The Board of Directors presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Fund’s Articles of Incorporation, Articles Supplementary or bylaws, holders of Convertible Preferred Stock will have equal voting rights with holders of our common stock (one vote per share, unless otherwise required by the 1940 Act) and shall vote together with such holders of common stock as a single class.  See “Convertible Preferred Stock Rights Offering – Description of Convertible Preferred Stock.”

Risk Factors	See “Risk Factors” beginning on page __ and the other information included in this Prospectus for a discussion of risks that you should carefully consider about us and about this offering.
Transferability of the Rights
Your Rights are transferable until the Expiration Date and have been admitted for trading on the NYSE.  Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date.  The value of the Rights, if any, will be reflected by the market price.  [Rights may be sold by individual holders or may be submitted to the Subscription Agent for sale.]

Termination of the Offering
The Board of Directors may decide to terminate this offering at any time, on or before the Expiration Date.  If we terminate the offering, our only obligation to you will be to return any payment, without interest.

Distribution Arrangements
We do not intend to engage a dealer manager for the offer. Our officers and Directors may solicit the exercise of Rights by our stockholders. The offer is not contingent on any number of Rights being exercised. We will pay all expenses incurred in connection with the offer.

Listing	It is the Fund’s intention to list the Convertible Preferred Stock for trading on the NYSE under the symbol “SPE Pr” prior to the issuance of the Convertible Preferred Stock.
Trading
We cannot assure you that the Convertible Preferred Stock will develop any liquidity in the secondary market.  In addition, we cannot predict how the issuance of the Convertible Preferred Stock will affect the market value of our common stock.

Material United States Federal Income Tax Consequences

The receipt and election to purchase Convertible Preferred Stock are intended to be nontaxable events.  If you sell the Convertible Preferred Stock after purchasing them, you will recognize gain or loss.  You should obtain specific tax advice from your personal tax advisor.  See “Material United States Federal Income Tax Consequences —Taxation of Stockholders” below.

Management Arrangements
Brooklyn Capital Management (“BCM”) serves as our investment adviser.  U.S. Bancorp Fund Services, LLC (“Administrator”) serves as our administrator.  For a description of BCM or the Administrator and our contractual arrangements with these companies, see “Investment Advisory Agreement” and “Administration Agreement.”

Subscribing Agent	[TBD]
Dilution
As a result of the terms of this offer, stockholders who do not fully exercise their Rights will own, upon completion of this offer, a smaller proportional interest in us than they owned prior to the offer.   It is possible that the Subscription Price of $50.00 will be less than the NAV per three shares of Common Stock into which it is convertible.  If the Subscription Price is less than the current NAV per three shares of Common Stock, the offer would result in an immediate dilution of NAV and the Board may, in its sole discretion, determine to adjust the Subscription price or terminate the Offer. See “Risk Factors – Dilution of Ownership.”

Shares issued and outstanding before the Offering	6,676,450 shares of common stock as of __________.
Shares outstanding after completion of the Offering

Assuming that all 667,645 shares of Convertible Preferred Stock in the Offering are subscribed for, we will have 667,645 shares of Convertible Preferred Stock outstanding, which will be convertible into 225,483 shares of our common stock immediately after the rights offering.  Assuming the full conversion of the convertible preferred stock, 6,901,933 shares of our common stock will be issued and outstanding immediately following the rights offering.

 Fees and Expenses

The following table shows Fund expenses as a percentage of net assets attributable to common shares.

Stockholder Transaction Expenses
Sales load	None

Annual Expenses (as a percentage of net assets attributable to common shares)
Management fees	1.00%
Other expenses (1)%
Acquired Fund fees and expenses (2)%
Total Annual Expenses	%

Example (3)

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment in common shares, assuming (i) annual expenses of _______% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$
____________________________

(1)	“Other Expenses” include, among other expenses, administration and fund accounting fees.
(2)
The Fund invests in other closed-end investment companies and ETFs (collectively, the “Acquired Funds”).  The Fund’s stockholders indirectly bear a pro rata portion of the fees and expenses of the Acquired Funds in which the Fund invests.

(3)
The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table remain the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. The example further assumes that the Fund uses no leverage, as currently intended. Moreover, the Fund’s actual rate of return will vary and may be greater or less than the hypothetical 5% annual return.

The purpose of the above table is to help a holder of common shares understand the fees and expenses that such holder would bear directly or indirectly.  The example should not be considered a representation of actual future expenses.  Actual expenses may be higher or lower than those shown.

We will not pay any broker or dealer, commercial bank, trust company or other person any solicitation fee for any Convertible Preferred Stock purchased pursuant to this offering.  No such broker, dealer, commercial bank, trust company or other person has been authorized to act as our agent for purposes of this offering.

Financial Highlights

Set forth below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated.  This information has been derived from the financial statements and market price data for the Fund's common stock.  The financial highlights for the fiscal year ended December 31, 2010 have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm. The financial statements and notes thereto, together with the report of independent registered public accounting firm, have been incorporated by reference in the SAI and are available without charge by calling 1-877-607-0414 or by writing to the Fund c/o U.S. Bancorp 615 East Michigan Street, Milwaukee, WI 5320.  Information as of June 30, 2011 appears in the Fund’s unaudited interim financial statements as filed with the SEC in our most recent stockholder report for the period ended June 30, 2011.

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six months ended June 30, 2011 (unaudited)	For the year ended December 31, 2010	For the nine months ended December 31, 2009	For the year ended March 31, 2009	For the year ended March 31, 2008	For the year ended March 31, 2007	For the year ended March 31, 2006
Net asset value, beginning of period	$ 16.42	$ 14.26	$ 13.05	$ 13.71	$ 14.96	$ 14.70	$ 14.93
Net investment income	0.10(1)(2)	0.04(1)(2)	0.52(1)	0.88(1)	0.97(1)	0.94(1)	0.90
Net realized and unrealized gains (losses) from investment activities	0.92	2.15	1.24	(0.70)	(1.22)	0.33	0.02
Common share equivalent of dividends and distributions paid to auction preferred shareholders from:
Net investment income	-	-	(0.02)	(0.25)	(0.39)	(0.34)	(0.22)
Net realized gains from investment activities	-	-	-	-	(0.01)	(0.02)	(0.07)
Total dividends and distributions paid to auction preferred shareholders	-	-	(0.02)	(0.25)	(0.40)	(0.36)	(0.29)
Net increase (decrease) from operations	1.02	2.19	1.74	(0.07)	(0.65)	0.91	0.63
Dividends and distributions paid to common shareholders from:
Net investment income	-	(0.03)	(0.53)	(0.59)	(0.58)	(0.62)	(0.65)
Net realized gains from investment activities	-	-	-	-	(0.02)	(0.03)	(0.21)
Total dividends and distributions paid to common shareholders	-	(0.03)	(0.53)	(0.59)	(0.60)	(0.65)	(0.86)
Net asset value, end of period	$ 17.44	$ 16.42	$ 14.26	$ 13.05	$ 13.71	$ 14.96	$ 14.70
Market value, end of period	$ 15.64	$ 14.75	$ 14.09	$ 11.37	$ 12.38	$ 13.48	$ 13.02
Total net asset value return(3)	6.15%	15.36%	13.51%	(0.39)%	(4.52)%	6.31%	4.29%
Total market price return(4)	6.03%	4.90%	29.00%	(3.32)%	(3.86)%	8.83%	9.51%

1 Calculated using the average shares method.

2 Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

3 Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009.  Total investment return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

4 Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund's Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

	For the six months ended June 30, 2011 (unaudited)	For the year ended December 31, 2010	For the nine months ended December 31, 2009	For the year ended March 31, 2009	For the year ended March 31, 2008	For the year ended March 31, 2007	For the year ended March 31, 2006
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by investment advisor and administrator including interest expense and fees on floating rate notes	1.54%(5)(6)	1.50%(6)	1.03%(5)(7)	1.73%(7)	1.18%	1.25%	1.39%
Total expenses, before fee waivers by investment advisor and administrator including interest expense and fees on floating rate notes	1.54%(5)(6)	1.67%(6)	1.92%(5)(7)	2.62%(7)	1.88%	1.88%	1.90%
Total expenses, net of fee waivers by investment advisor and administrator excluding interest expense and fees on floating rate notes	1.54%(5)(6)	1.50%(6)	0.99%(5)	1.59%	1.18%	1.25%	1.39%
Net investment income before dividends paid to auction preferred shareholders	1.14%(2)(5)	0.26%(2)	5.00%(5)	6.71%	6.66%	6.32%	5.95%
Dividends paid to auction preferred shareholders from net investment income	-	-	0.20%(5)	1.87%	2.68%	2.31%	1.48%
Net investment income available to common shareholders	1.14%(2)(5)	0.26%(2)	4.80%(5)	4.84%	3.98%	4.01%	4.47%
Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)	$ 116,421	$ 109,631	$ 294,133	$ 269,266	$ 282,886	$ 308,552	$ 303,315
Portfolio turnover	37%	73%	7%	27%	30%	39%	57%
Asset coverage per share of auction preferred shares, end of period	$ -	$ -	$ -	$ 136,860	$ 117,354	$ 123,465	$ 122,218

5 Annualized.
6 Does not include expenses of the investment companies in which the Fund invests.
7 Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities.  Interest income from such transactions was included in income from investment operations.

 Continued
	For the years Ended March 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$ 15.39	$ 15.76	$ 15.15	$ 15.30	$ 14.54
Net investment income	0.83	0.84	0.97	1.01	1.04
Net realized and unrealized gains (losses) from investment activities	(0.31)	0.00#	0.58	(0.26)	0.79
Common share equivalent of dividends and distributions paid to auction preferred shareholders from:
Net investment income	(0.14)	(0.07)	(0.10)	(0.17)	(0.31)
Net realized gains from investment activities	(0.01)	(0.02)	-	-	-
Total dividends and distributions paid to auction preferred shareholders	(0.15)	(0.09)	(0.10)	(0.17)	(0.31)
Net increase from operations	0.37	0.75	1.45	0.58	1.52
Dividends and distributions paid to common shareholders from:
Net investment income	(0.76)	(0.84)	(0.84)	(0.73)	(0.76)
Net realized gains from investment activities	(0.07)	(0.24)	-	-	-
Total dividends and distributions paid to common shareholders	(0.83)	(1.08)	(0.84)	(0.73)	(0.76)
Auction preferred shares offering expenses	-	(0.04)	-	-	-
Net asset value, end of year	$ 14.93	$ 15.39	$ 15.76	$ 15.15	$ 15.30
Market value, end of year	$ 12.71	$ 14.48	$ 13.98	$ 13.42	$ 13.11
Total investment return(8)	(6.55)%	11.75%	10.61%	8.04%	16.02%
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by advisor	1.51%	1.35%	1.41%	1.42%	1.44%
Total expenses, before fee waivers by advisor	1.96%	1.62%	1.60%	1.61%	1.63%
Net investment income before auction preferred shares dividends	5.52%	5.42%	6.23%	6.57%	7.00%
Auction preferred shares dividends from net investment income	0.90%	0.44%	0.61%	1.11%	2.10%
Net investment income available to common shareholders, net of fee waivers by advisor	4.62%	4.98%	5.62%	5.46%	4.90%
Net investment income available to common shareholders, before fee waivers by advisor	4.17%	4.71%	5.43%	5.27%	4.71%
Supplemental data:
Net assets applicable to common shareholders, end of year (000’s)	$ 308,033	$ 317,568	$ 325,060	$ 312,552	$ 315,568
Portfolio turnover	50%	37%	24%	14%	2%
Asset coverage per share of auction preferred shares, end of year	$ 123,341	$ 125,612	$ 158,353	$ 154,184	$ 155,189

# Amount represents less than $0.005 per common share.
8 Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund's Dividend Reinvestment Plan.  Total investment return does not reflect brokerage commissions.  Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

 Risk Factors

An investment in the Fund involves risks.  You should carefully consider these risk factors, together with all of the other information included in this Prospectus.  If any of the following adverse events and circumstances described in the risk factors occurs, our business, financial condition and results of operations could be materially adversely affected, and our NAV and the trading price of our common stock and the Convertible Preferred Stock could decline.

RISKS RELATED TO THIS OFFERING

Absence of Existing Public Market:  There is no existing market for the Convertible Preferred Stock. There can be no assurance that an active and liquid trading market for the Convertible Preferred Stock will develop or that quotation of the Convertible Preferred Stock will be available on the NYSE. Although the NYSE has approved the listing of the Convertible Preferred Stock subject to official notice of issuance, its approval is conditioned on there being at least 100 holders of the Convertible Preferred Stock.  Therefore, the listing of the Convertible Preferred Stock on the NYSE will depend upon the number of our stockholders that exercise their rights, and it will not be possible until after the Offering has been completed to determine whether the Convertible Preferred Stock will be listed on the NYSE.  In addition, if listed, the continued listing of the Convertible Preferred Stock on the NYSE will depend upon the Convertible Preferred Stock continuing to meet the NYSE’s continued listing standards.  Future trading prices of the Convertible Preferred Stock, if any, will depend on many factors including, among other things, prevailing interest rates, the operating results and financial condition of the Fund, and the market for similar securities.  As a result, we cannot provide you with any assurance about the price at which you will be able to sell the Convertible Preferred Stock, or about whether you will be able to sell the Convertible Preferred Stock at all.

Decline in Convertible Preferred Stock Trading Price:  The public trading price for our Convertible Preferred Stock cannot yet be determined as there is currently no market for the Convertible Preferred Stock.  After you purchase Convertible Preferred Stock, and if a market is established for the Convertible Preferred Stock, the public trading price of our Convertible Preferred Stock may decline.  If our trading price declines below the Subscription Price, you will suffer an immediate unrealized loss.

Value versus Subscription Price:  The Subscription Price was not determined based on established criteria for valuation, such as expected future performance, cash flows or financial condition.  You should not rely on the Subscription Price to bear a relationship to those criteria or to be a guaranty of the value of the Fund or of our Convertible Preferred Stock.  The Board of Directors believes that the value of the conversion right of the Convertible Preferred Stock is not a predominant factor in the value of the Convertible Preferred Stock as of the date of its issuance.   The conversion right is a secondary attribute which is included to enhance the terms upon which the Fund is able to issue the Convertible Preferred Stock.

No Revocation:  Once you elect to purchase Convertible Preferred Stock, you may not revoke the election, even if you later learn information about us that you consider to be unfavorable.

Termination of Offering:  Our Board of Directors may terminate the offering at any time.  If we decide to terminate the offering, we have no obligation to you except to return, without interest, your subscription payments.

Rejection of Exercise of Subscription Rights:  Stockholders who desire to purchase shares of Convertible Preferred Stock in the Offering must act promptly to ensure that all required forms and payments are actually received by the Subscription Agent before ____, the expiration date of the Offering, unless extended.  If you are a beneficial owner of shares of common stock, you must act promptly to ensure that your broker, custodian bank or other nominee acts for you and that all required forms and payments are actually received by the Subscription Agent before the expiration date.  We will not be responsible if your broker, custodian or nominee fails to ensure that all required forms and payments are actually received by the Subscription Agent before the expiration date.  If you fail to complete and sign the required subscription forms, send an incorrect payment amount or otherwise fail to follow the subscription procedures that apply to your exercise in the Offering, the Subscription Agent may, depending on the circumstances, reject your subscription or accept it only to the extent of the payment received.  Neither we nor our Subscription Agent undertakes to contact you concerning an incomplete or incorrect subscription form or payment, nor are we under any obligation to correct such forms or payments.  We have the sole discretion to determine whether a subscription exercise properly follows the subscription procedures.

Discount to Net Asset Value: The Fund’s shares of common stock have historically traded on the NYSE at a discount to the Fund’s NAV per share.  There is no assurance that this offering of Convertible Preferred Stock will have any effect on the persistent discount to NAV experienced by the Fund.

Dilution of Ownership: As a result of the terms of this offer, stockholders who do not fully exercise their Rights will own, upon conversion of the preferred stock acquired by participating completion of this offer, a smaller proportional interest in our voting stock than they owned prior to the offer. It is possible that the Subscription Price of $50.00 will be less than the NAV per three shares of Common Stock into which it is convertible.  If the Subscription Price is less than the current NAV per three shares of Common Stock, the offer would result in an immediate dilution of NAV and the Board may, in its sole discretion, determine to adjust the Subscription Price or terminate the Offer.

 Required Conversion. Beginning _____________, if the net asset value of our Common Stock reaches $20 per share, we may, at our option, require that all then outstanding shares of Convertible Preferred Stock be automatically converted into shares of Common Stock at a price of $______ per share.  In connection with such automatic conversion you would receive payment for all declared and unpaid dividends on your shares of Convertible Preferred Stock to the date of conversion, but after conversion you would no longer be entitled to the dividends, liquidation preference or other rights attributable to holders of the Convertible Preferred Stock.

Leveraging.  By issuing the Convertible Preferred Shares, the Fund will be using financial leverage for investment purposes. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage. Such volatility may increase the likelihood of the Fund’s having to sell investments in order to meet dividend payments on the preferred stock, or to redeem preferred stock, when it may be disadvantageous to do so. Also, when the Fund is using leverage, a decline in net asset value could affect the ability of the Fund to make common stock distribution payments, and such a failure to make distributions could result in the Fund’s ceasing to qualify as a regulated investment company under the Code.

RISKS RELATED TO THE FUND’S INVESTMENTS

Other Closed-End Investment Company Securities:  The Fund invests in the securities of other closed-end investment companies.  Investing in other closed-end investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other closed-end investment companies, including advisory fees.  In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will be limited by provisions of the 1940 Act that limit the amount the Fund can invest in other investment companies to 3% of any other investment company’s total outstanding stock.  As a result, the Fund may hold a smaller position in a closed-end investment company than if it were not subject to this restriction.  To comply with provisions of the 1940 Act, on any matter upon which stockholders of a closed-end investment company in which the Fund has invested are solicited to vote, the Fund’s investment adviser will vote such shares in the same general proportion as shares held by other stockholders of such closed-end investment company or seek instructions from the Fund’s stockholders with regard to the voting on such matter.  Compliance with such provisions regarding its voting of proxies will cause the Fund to incur additional costs.  In addition, if the Fund votes its proxies in the same general proportion as shares held by other stockholders, the Fund may be required to vote contrary to that which the Adviser believes is in the Fund’s best interests in light of its investment objective and strategy.

There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved.  Closed-end investment companies are subject to the risks of investing in the underlying securities.  The Fund, as a holder of the securities of another closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees.  These expenses are in addition to the direct expenses of the Fund’s own operations.  To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a stockholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the purchased investment company.  The market price of a closed-end investment company fluctuates and may be either higher or lower than the net asset value of such closed-end investment company.

Common Stocks.  The Fund invests in common stocks.  Common stocks represent an ownership interest in a company.  The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock).  Common stocks and similar equity securities are more volatile and riskier than some other forms of investment.  Therefore, the value of your investment in the Fund may sometimes decrease instead of increase.  Common stock prices fluctuate for many reasons, including adverse events such as unfavorable earnings reports, changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur.  In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase for issuers.  Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease.  The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Exchange Traded Funds.  The Fund may invest in exchange-traded funds, which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment.  ETFs are passively managed and their shares are traded on a national exchange.  ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.”  The investor purchasing a creation unit may sell the individual shares on a secondary market.  Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.  There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities.  The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees.  These expenses are in addition to the direct expenses of the Fund’s own operations.

Fixed Income Securities, including Non-Investment Grade Securities. The Fund may invest in fixed income securities, also referred to as debt securities.  Fixed income securities are subject to credit risk and market risk.  Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations.  Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.  There is no limitation on the maturities or duration of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.  The Fund’s credit quality policy with respect to investments in fixed income securities does not require the Fund to dispose of any debt securities owned in the event that such security’s rating declines to below investment grade, commonly referred to as “junk bonds.”  Although lower quality debt typically pays a higher yield, such investments involve substantial risk of loss.  Junk bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.  The market values for junk bonds tend to be very volatile and those securities are less liquid than investment grade debt securities.  Moreover, junk bonds pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.  In addition, bonds in the lowest two investment grade categories, despite being of higher credit rating than junk bonds, have speculative characteristics with respect to the issuer’s ability to pay interest and principal and their susceptibility to default or decline in market value.

Corporate Bonds, Government Debt Securities and Other Debt Securities:  The Fund may invest in corporate bonds, debentures and other debt securities.  Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.  Certain debt securities are “perpetual” in that they have no maturity date.

The Fund may invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers.  These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities.  Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union.  The Fund may also invest in securities denominated in currencies of emerging market countries.  Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities.  A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default.  Some of these risks do not apply to issuers in large, more developed countries.  These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

Short Sale Risk:  When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security.  By closing out the short position prior to the ex-dividend date, such dividend expenses are avoided.  The Fund’s actual dividend expenses paid on securities sold short may be significantly higher than 0% of its managed assets due to, among other factors, the actual extent of the Fund’s short positions (which may range from 0% to 30% of managed assets), the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund’s short sale transactions, each of which may vary over time and from time to time.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities.  The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short.  Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.  Short selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise.  Although the Fund reserves the right to utilize short sales, its investment adviser is under no obligation to utilize short sales at all.

The requirements of the 1940 Act and the Code provide that the Fund not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its managed assets.

Small and Medium Cap Company Risk:  Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.  Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories.  Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Fund’s investment adviser believes appropriate, and offer greater potential for gains and losses.

Foreign Securities:  The Fund may invest in foreign securities, including direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as American Depositary Receipts (“ADRs”)), exchange-traded funds (“ETFs”) and other closed-end investment companies that represent indirect interests in securities of foreign issuers.  The Fund is not limited in the amount of assets it may invest in such foreign securities.  These investments involve certain risks not generally associated with investments in the securities of U.S. issuers, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability.  These risks could result in the Fund’s investment adviser misjudging the value of certain securities or in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding and confiscatory taxes), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks.  In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the U.S.  As an alternative to holding foreign traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described below).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company.  Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States.  Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  Payment for securities before delivery may be required.  In addition, with respect to certain foreign countries, including those with emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries.  For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, international depositary receipts (“IDRs”) and global depository receipts (“GDRs”) which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.  However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored.  Unsponsored receipts are established without the participation of the issuer.  Unsponsored receipts may involve higher expenses, they may not pass-through voting or other stockholder rights, and they may be less liquid.  Less information is normally available on unsponsored receipts.

Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended (the “Code”).  As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as qualified dividend income.

Emerging Market Securities:  The Fund may invest up to 5% of its net assets in emerging market securities, although through its investments in ETFs, other investment companies or depository receipts that invest in emerging market securities, up to 20% of the Fund’s assets may be invested indirectly in issuers located in emerging markets.  The risks of foreign investments described above apply to an even greater extent to investments in emerging markets.  The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets.  Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets.  There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited.  Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries.  Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.  The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade.  The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities.  In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.  In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries.  In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries.  There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.  Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Preferred Stocks:  The Fund may invest in preferred stocks.  Preferred stock, like common stock, represents an equity ownership in an issuer.  Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights.  Preferred stock in some instances is convertible into common stock.  Although they are equity securities, preferred stocks have characteristics of both debt and common stock.  Like debt, their promised income is contractually fixed.  Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments.  Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Investment in preferred stocks carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity.  Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters.  Distributions on preferred stock must be declared by the Board of Directors and may be subject to deferral, and thus they may not be automatically payable.  Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue.  There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable.  The Fund may invest in non-cumulative preferred stock, although the Fund’s investment adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance.  The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock.  They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable.  Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.  In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Convertible Securities.  The Fund may invest in convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.  The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Fund’s investment adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective.  The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Fund’s investment adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.  In evaluating these matters with respect to a particular convertible security, the Fund’s investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Real Estate Investment Trusts.  The Fund may invest in real estate investment trusts (“REITs”).  REITs are financial vehicles that pool investors’ capital to purchase or finance real estate.  Investments in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values.  In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties.  Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market.  In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors.  There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT.  An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its stockholders and would not pass through to its stockholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties.  Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own.  Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties.  Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates.  Hybrid REITs invest both in real property and in mortgages.  Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.

The Fund’s investments in REITs may include an additional risk to stockholders.  Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital.  Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero.  To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain.  In part because REIT distributions often include a nontaxable return of capital, trust distributions to stockholders may also include a nontaxable return of capital.  Stockholders that receive such a distribution will also reduce their tax basis in their common shares of the Fund, but not below zero.  To the extent the distribution exceeds a stockholder’s basis in the Fund’s common shares, such stockholder will generally recognize a capital gain.

The Fund does not have any investment restrictions with respect to investments in REITs.

Issuer Risk: The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Foreign Currency Risk: Although the Fund will report its net asset value and pay expenses and distributions in U.S. dollars, the Fund may invest in foreign securities denominated or quoted in currencies other than the U.S. dollar.  Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund’s investment securities and net asset value.  For example, even if the securities prices are unchanged on their primary foreign stock exchange, the Fund’s net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange.  Certain currencies are more volatile than those of other countries and Fund investments related to those countries may be more affected.  Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline.  When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of the existing investment in the securities denominated in that currency will rise.  Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Defensive Positions: During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents.  The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Risk Characteristics of Options and Futures: Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option. In addition, the Fund’s use of options and futures may have the effect of reducing gains made by virtue of increases in value of the Fund’s common stock holdings.

Securities Lending Risk:  Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.  Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance.  Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. The Fund would not have the right to vote any securities having voting rights during the existence of the loan.

Discount Risk: Historically, our shares, as well as those of other closed-end investment companies, have frequently traded at a discount to their NAV, which discount often fluctuates over time. See “Financial Highlights.”

Convertible Preferred Stock Rights Offering

Purpose of Offering/Use of Proceeds

The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and our stockholders to increase the assets of the Fund so that we may be in a better position to take advantage of investment opportunities that exist or may arise.  The Offering seeks to reward existing stockholders by giving them the opportunity to purchase additional securities of the Fund without incurring any commission or charge.  The distribution of the Rights, which themselves may have intrinsic value, will also give non-participating stockholders the potential of receiving a cash payment upon the sale of their Rights, which may be viewed as partial compensation for the possible dilution of their interests in the Fund as a result of the Offer.  Proceeds will be invested in accordance with the Fund’s investment objectives and policies as stated herein.

Basic Subscription Right

Each of our stockholders as of the Record Date shall receive, at no cost, one transferable right ( each whole right, a “Subscription Right” or “Right”) to purchase one share of Convertible Preferred Stock for each ten shares of our common stock such stockholder owns as of the Record Date (the “Basic Subscription Right”).  We will not issue fractional shares of our Convertible Preferred Stock upon the exercise of Rights. The number of Rights issued to Record Date stockholders will be rounded down to the nearest whole number of Rights. We intend to offer shares of Convertible Preferred Stock to these stockholders for a price equal to $50.00 (the “Subscription Price”).  The offer to purchase Convertible Preferred Stock will expire at 5:00 p.m., New York City time, on __________, unless we decide to extend it to some later date (the “Expiration Date”).

The Fund announced the offer after the close of trading on the NYSE on _________.  The NAV per share of our common stock at the close of business on __________ (the last trading date on which the Fund publicly reported its NAV prior to the announcement) was $____, and the last reported sales price of a share of our common stock on the NYSE on such date was $_____.

All questions as to the validity, form, eligibility (including time of receipt), payment and acceptance for payment of any Convertible Preferred Stock will be determined by us, in our sole discretion, which determination shall be final and binding.  We reserve the absolute right to reject any and all requests for participation in this offering and to issue a lower number of shares of Convertible Preferred Stock, with our only obligation being to return any excess payment without interest.  We shall be under no duty to give notification of any defects or irregularities in any request for participation in this offering, nor shall we incur any liability for failure to give any such notification.

Over-Subscription Privilege

If you elect to purchase the maximum amount of our Convertible Preferred Stock that you are entitled to purchase pursuant to your Basic Subscription Right, you will also be entitled to subscribe, subject to allotment, to purchase additional shares of our Convertible Preferred Stock, if any, that are not purchased by our other stockholders pursuant to their Basic Subscription Right as of the Expiration Date (the “Over-Subscription Privilege”). If the number of shares of our Convertible Preferred Stock available for sale pursuant to the Over-Subscription Privilege is not sufficient to satisfy in full all subscriptions submitted for additional shares, we will allocate any available shares pro rata among stockholders who exercise their Over-Subscription Privilege in proportion to the number of shares each stockholder subscribing for additional shares was entitled to and elected to purchase under his or her Basic Subscription Right; up to the number of additional shares that the stockholder subscribed for pursuant to the exercise of his or her Over-Subscription Privilege, rounded down to the nearest whole share.  Additionally, if there are not enough unsubscribed shares to honor all over-subscription requests, the Fund may, in its sole discretion, issue additional shares, up to 10% of the shares available in the Offering, to honor over-subscription requests.

Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscribing Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Subscription Rights exercised and the number of Convertible Preferred Stock subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner’s Basic Subscription Right was exercised in full. A Notice of Guaranteed Delivery form will be distributed to banks, brokers, trustees and other nominee holders with the Subscription Certificate.

The Fund will not offer or sell any shares which are not subscribed for under the Basic Subscription or the Over-Subscription Privilege, however, if additional shares of Convertible Preferred Stock remain after all over-subscriptions exercised by stockholders are honored in full, the Directors may, on the Expiration Date, purchase all or any of the remaining shares of Convertible Preferred Stock on the same terms offered to all stockholders.

Transferability of Rights

The Rights are evidenced by Subscription Certificates and are transferable until the Expiration Date and have been admitted for trading on the NYSE. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date, such period to be no less than 20 days. The value of the Rights, if any, will be reflected by the market price.  Rights may be sold by individual holders [or may be submitted to the Subscription Agent for sale. Any Rights submitted to the Subscription Agent for sale must be received by the Subscription Agent on or before ___________, one Business Day prior to the Expiration Date, due to normal settlement procedures.]

[Trading of the Rights on the NYSE will be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date stockholders and thereafter will be conducted on a regular-way basis until and including the last NYSE trading day prior to the Expiration Date.  The shares will begin trading ex-Rights two Business Days prior to the Record Date. If the Subscription Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights on the NYSE. The Subscription Agent will also attempt to sell any Rights (i) a Rights holder is unable to exercise because the Rights represent the right to subscribe for less than one new Common Share (defined herein) or (ii) attributable to stockholders whose record addresses are outside the United States and Canada or who have an APO or FPO address as described below under “Restrictions on Foreign Stockholders” and under “The Offer — Foreign Restrictions” in the prospectus. Any commissions will be paid by the selling Rights holders. Neither the Fund nor the Subscription Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses. For purposes of this Prospectus, a “Business Day” shall mean any day on which trading is conducted on the NYSE. Stockholders are urged to obtain a recent trading price for the Rights on the NYSE from their broker, bank, financial advisor or the financial press. ]

Description of Convertible Preferred Stock

The Convertible Preferred Stock is a new class of our capital stock designated by the Board of Directors specifically for issuance pursuant to this offering.  See “Description of our Capital Stock”

(a)           Liquidation Preference:  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Convertible Preferred Stock will be entitled to receive preferential liquidating distribution at [the then-current net asset value per share of Convertible Preferred Stock], before any distribution of assets is made to the holders of our common stock.  After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of Convertible Preferred Stock will not be entitled to any further participation in any distribution of assets by the Fund.

 (b)           Dividends:  The holders of Convertible Preferred Stock will be entitled to receive dividends at the rate of 3.00% of the Subscription Price per year.  Dividends on our Convertible Preferred Stock will be fully cumulative, will accumulate without interest from the date of original issuance of the Convertible Preferred Stock and will be payable quarterly in arrears on the last calendar day of March, June, September and December, commencing on the last calendar day of the first March, June, September or December following the date of Expiration Date.

 (c)           Voting Rights:  So long as the Fund is subject to the 1940 Act, the holders of any Convertible Preferred Stock, voting separately as a single class, shall have the right to elect at least two Directors at all times.  The remaining Directors shall be elected by holders of common stock.  So long as the Fund is subject to the 1940 Act, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding Convertible Preferred Stock voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Convertible Preferred Stock, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.  As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there is any Convertible Preferred Stock outstanding.  The Board of Directors presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Fund’s Articles of Incorporation or bylaws, holders of Convertible Preferred Stock will have equal voting rights with holders of our common stock (one vote per share, unless otherwise required by the 1940 Act) and shall vote together with such holders of common stock as a single class.

(d)           Conversion Right:  Holders of Convertible Preferred Stock may convert their shares to common stock at the ratio of three shares of Common Stock for each share of Convertible Preferred Stock held.  The conversion ratio will be adjusted for any distributions made to common stockholders.  The Board of Directors believes that the value of the conversion right of the Convertible Preferred Stock is not a predominant factor in the market value of the Convertible Preferred Stock as of the date of its issuance.   The conversion right is a secondary attribute which is included to enhance the terms upon which the Fund is able to issue the Convertible Preferred Stock. Beginning _____________, if the net asset value of our Common Stock reaches $20 per share, we may, at our option, require that all then outstanding shares of Convertible Preferred Stock be automatically converted into shares of Common Stock at a price of $______ per share.  In connection with such automatic conversion you would receive payment for all declared and unpaid dividends on your shares of Convertible Preferred Stock to the date of conversion, but after conversion you would no longer be entitled to the dividends, liquidation preference or other rights attributable to holders of the Convertible Preferred Stock.

(e)           Mandatory Redemption:  We will redeem all outstanding shares of Convertible Preferred Stock as of _____, 2017 (five years from the [Expiration Date]) at a price of $50 per share of Convertible Preferred Stock held on such date.

Immediately following the issuance of the Convertible Preferred Stock to purchasing stockholders and so long as the Fund is subject to the 1940 Act, (i) the Fund shall have an asset coverage of at least 200 percent, (ii) the Fund will be prohibited from declaring any dividend (except a dividend payable in our common stock) or any other distribution upon our common stock, unless the Convertible Preferred Stock has, at the time of any such declaration, an asset coverage of at least 200 percent after deducting the amount of such dividend or distribution, as the case may be, (iii) holders of Convertible Preferred Stock will be entitled, voting as a class, to the voting rights outlined in (b) above, and (iv) holders of Convertible Preferred Stock will have the liquidation preference outlined in (a) above.

Asset Coverage

Immediately following the issuance of the Convertible Preferred Stock to purchasing stockholders and in accordance with the 1940 Act, the Fund shall have an asset coverage of at least 200 percent.

No Fractional Shares

We will not issue fractional shares of our Convertible Preferred Stock upon the exercise of Rights. The number of Rights issued to Record Date stockholders will be rounded down to the nearest whole number of Rights.

Expiration Date of the Offering

You may elect to purchase Convertible Preferred Stock pursuant to your Basic Subscription Right and/or Over-Subscription Privilege at any time before 5:00 p.m., New York City time, on ________ (the Expiration Date).  The Board of Directors reserves the right to extend the date upon which the Rights expire.  If you do not elect to purchase Convertible Preferred Stock pursuant to your Rights before the time they expire, then your Rights will be null and void.  We will not be obligated to honor your election to purchase Convertible Preferred Stock if we receive the documents relating to your purchase of Convertible Preferred Stock or collect your payment after the time they expire, regardless of when you transmitted the documents. See “Receipt of Payment” below.

Any extension of the offer will be followed as promptly as practicable by announcement thereof, and in no event later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

Although we have no present intention to do so, we may, in the future and in our discretion, choose to make additional offerings from time to time for a number of shares and on terms which may or may not be similar to this offer. Any such future offering will be made in accordance with the 1940 Act.

Distribution Arrangements

We do not intend to engage a dealer manager for the offer. Our officers and Directors may solicit the exercise of Rights by our stockholders. The offer is not contingent on any number of Rights being exercised, and we will pay all expenses incurred in connection with the offer.

Election to Purchase Convertible Preferred Stock

You may elect to purchase Convertible Preferred Stock by delivering the following to the Subscribing Agent at or before the Expiration Date:

•	your properly completed and signed Subscription Certificate, with any required signature guarantees, evidencing those rights with any other supplemental documentation; and

•
your payment in full of the Subscription Price for each share of our Convertible Preferred Stock that you choose to subscribe for under your Basic Subscription Right and your Over-Subscription Privilege.

Method of Payment

Your payment of the Subscription Price must be made by either:

•	check or bank draft drawn upon a U.S. bank or postal, telegraphic, or express money order payable to: “Special Opportunities Fund, Inc.”; or

•	wire transfer of immediately available funds to the account maintained by the Subscribing Agent for such purpose at: [Bank Name, ABA# and Account #].

•
If you hold our common stock through a nominee holder, you will need to have your broker, custodian bank or other nominee act for you.  To indicate your decision with respect to your Rights, you should have your broker, custodian bank or other nominee deliver a Notice of Guaranteed Delivery to the Subscribing Agent by the Expiration Date.

Receipt of Payment

Your payment of the Subscription Price will be deemed to have been received by us only upon:

•	clearance of any uncertified check;

•	receipt by us of any certified check or bank draft drawn upon a U.S. bank or any postal, telegraphic or express money order; or

•	receipt of collected funds in our account designated above.

Clearance of Uncertified Checks

You should note that funds paid by uncertified personal checks may take 5 business days or more to clear.  If you wish to pay the Subscription Price by an uncertified personal check, we recommend that you make payment at least 10 days in advance of the Expiration Date to ensure that your payment is received and clears by that time.  If your check does not clear before the Expiration Date, you will not receive any shares of Convertible Preferred Stock, and our only obligation will be to return your subscription payment, without interest.  It is safer to use a certified or cashier’s check, money order or wire transfer of funds to avoid missing the opportunity to purchase Convertible Preferred Stock.

Delivery of Subscription Materials and Payment

You should deliver the Subscription Certificate and payment of the Subscription Price, as well as any other subscription documentation as follows:

If by Mail, Hand Delivery or Overnight Delivery, to:

[TBD]

Calculation of Convertible Preferred Stock Purchased

If you do not indicate the number of shares of Convertible Preferred Stock being subscribed for, or do not forward full payment of the aggregate Subscription Price for the number of shares of Convertible Preferred Stock that you indicate are subscribed for, then you will be deemed to have purchased the maximum number of shares of the Convertible Preferred Stock that may be purchased for the payment that you delivered to our Subscribing Agent.

Funds Will Be Held by our Subscribing Agent until Shares of Convertible Preferred Stock Are Issued

Our Subscribing Agent will hold your payment in a segregated account with other payments received from stockholders until we issue to you your shares of our Convertible Preferred Stock. You will not be entitled to any interest on such payment.

Notice to Nominee Holders

If you are a broker, a trustee or a depositary for securities who holds shares of our common stock for the account of others as of the Record Date, you should notify the respective beneficial owners of the shares about the rights offering as soon as possible to find out their intentions.  You should obtain instructions from the beneficial owner with respect to the rights by using the instructions that we have provided to you for your distribution to beneficial owners.  If the beneficial owner so instructs, you should complete the appropriate Subscription Certificate and Notice of Guaranteed Delivery, if applicable, and submit them to our Subscribing Agent with the proper payment.

Notice to Beneficial Owners Whose Shares are Held by a Broker or Nominee

If you are a beneficial owner of shares of our common stock or rights that you hold through a nominee holder, we will ask your broker, custodian bank or other nominee to notify you of this offering.  If you wish to purchase Convertible Preferred Stock, you will need to have your broker, custodian bank or other nominee act for you.  To indicate your decision with respect to your rights, you should complete and return to your broker, custodian bank or other nominee the Subscription Certificate.  You should receive this form from your broker, custodian bank or other nominee with the other rights offering materials.  We suggest that you contact your broker or other nominee to be sure that they are sending you the election form without delay. If you are giving instructions to your nominee, you should act promptly to allow a sufficient amount of time to ensure that the nominee can act to follow your instructions in time.

Notice of NAV Decline

The Fund, as required by the SEC’s registration form, will suspend the offer until it amends this Prospectus if, subsequent to the date of this Prospectus, the Fund’s NAV declines more than 10% from its NAV as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date stockholders of the decline and permit stockholders to cancel their exercise of Rights.

Mailing of Confirmation

On a date within eight (8) business days following the Expiration Date (“Confirmation Date”), the Subscribing Agent will send to each exercising Rights holder (or, if shares of common stock are held by a nominee, to such nominee) a confirmation showing (i) the number of shares of Convertible Preferred Stock purchased pursuant to the Basic Subscription Right; (ii) the number of shares, if any, acquired pursuant to the Over-Subscription Privilege (for Record Date stockholders who are exercising all of the Rights originally issued to them); and (iii) the per share and total Subscription Price for the shares.  All payments by an exercising Rights holder must be in U.S. dollars by money order or check drawn on or wire transfer from a bank or branch located in the United States and payable to “Special Opportunities Fund, Inc.”

Determinations Regarding the Election to Purchase Convertible Preferred Stock

We will decide all questions concerning the timeliness, validity, form and eligibility of your election to purchase Convertible Preferred Stock.  Our decisions will be final and binding.  We, in our sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine.  We may reject the election to purchase Convertible Preferred Stock because of any defect or irregularity.  Your election will not be deemed to have been received or accepted until all irregularities have been waived by us or cured by you within such time as we decide, in our sole discretion.

Neither we nor our Subscribing Agent will be under any duty to notify you of a defect or irregularity.  We will not be liable for failing to give you any such notice.  We reserve the right to reject your election to purchase Convertible Preferred Stock if your election is not in accordance with the terms of the offering or in proper form.  We will also not accept your election to purchase Convertible Preferred Stock if our issuance of shares of our Convertible Preferred Stock upon your election could be deemed unlawful or materially burdensome.

Termination

We may terminate this offering at any time prior to the Expiration Date.  If we terminate the offering, our only obligation to you will be to return your subscription payment to you, without interest.

Effects of this Offer on the Fund Adviser

Our investment adviser will benefit from this offer because a portion of the investment management fee we pay to the investment adviser is based on our total net assets. See “Investment Advisory Agreement.” It is not possible to state precisely the amount of additional compensation the investment adviser will receive as a result of this offer because it is not known how many shares of Convertible Preferred Stock will be subscribed for. However, assuming (i) all Rights are exercised and (ii) the average value of our total net assets remains between $__ million and $__million, and after giving effect to expenses related to this offer, the investment adviser would receive additional annualized advisory fees of $_____________.  Messrs. Andrew Dakos and Phillip Goldstein are members of our Board of Directors, but are also officers and owners of our investment adviser and may benefit from this Offering by virtue of this affiliation.  The other Directors were aware of the potential benefit to the Adviser (and indirectly to Messrs. Goldstein and Dakos), but nevertheless concluded that the Offering was in the best interest of the Fund's stockholders.  The Offering was approved by a unanimous vote of the full Board and separately by those Directors who are not affiliated with the investment adviser.

Board Considerations in Approving the Offering.

At a meeting held on September 22, 2011, the Board considered the approval of the Offering.  In considering whether or not to approve the Offering, the Board relied on materials and information prepared and presented by the Fund's management at such meeting and discussions at that time.  Based on such materials and their deliberations at this meeting, the Board determined that it would be in the best interests of the Fund and its stockholders to conduct the Offering in order to increase the assets of the Fund available for current and future investment opportunities, while providing existing stockholders an opportunity to purchase additional shares of the Fund without incurring any commission or transaction charges.  In making its determination, the Board considered the investment opportunities available to the Fund, the ability of the Adviser to invest the proceeds of the Offering in accordance with such opportunities and the value of accessing such additional proceeds at favorable terms (i.e., an annual rate of 3.00% of the Subscription Price) in light of the relative illiquidity of the current credit market.  In addition, the Board noted that increasing Fund assets may lower the Fund's expenses as a proportion of net assets because the Fund's fixed costs would be spread over a larger asset base.  While the Board acknowledged that there can be no assurance that increasing the size of the Fund would result in lowering the Fund's expense ratio, the Board considered this an appealing potential.

In designating the Rights transferable, rather than non-transferable, the Board considered that the distribution of the Rights may themselves have intrinsic value, which may be viewed as partial compensation for the possible dilution of non-participating stockholders interest by potentially receiving a cash payment upon the sale for their Rights.  Furthermore, because the Rights are transferable, the Offering may increase the number of stockholders, which could increase the level of market interest in and visibility of the Fund overall and potentially enhance the trading liquidity of the Fund’s shares on the NYSE.

After considering all of the characteristics, terms and conditions of the Convertible Preferred Stock, the Board of Director believes that the value of the conversion right of the Convertible Preferred Stock is not a predominant factor in the market value of the Convertible Preferred Stock as of the date of its issuance.   The Board further believes that the conversion right is a secondary attribute which is included to enhance the terms upon which the Fund is able to issue the Convertible Preferred Stock.

There can be no assurance that the Fund or its stockholders will achieve any of the foregoing objectives or benefits through the Offering.

The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for shares of its Common or Convertible Preferred Stock and on terms which may or may not be similar to the Offering.  Any such future rights offerings will be made in accordance with the 1940 Act.  Under the laws of Maryland, the state in which the Fund is incorporated, under certain circumstances, the Board is authorized to approve rights Offerings without obtaining stockholder approval.  The staff of the SEC has interpreted the 1940 Act as not requiring stockholder approval of a rights offering at a price below the then current NAV so long as certain conditions are met, including a good faith determination by the fund's board of directors that such offering would result in a net benefit to the Fund's existing stockholders.  The Board reserves the right to terminate at any time, in its sole discretion, prior to the Expiration Date.

No Recommendations to Holders

WE MAKE NO RECOMMENDATION TO ANY PERSON TO PARTICIPATE IN THIS OFFERING, AND WE HAVE NOT AUTHORIZED ANY PERSON TO MAKE ANY SUCH RECOMMENDATION. POTENTIAL HOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE REGISTRATION STATEMENT, CONSULT THEIR OWN INVESTMENT AND TAX ADVISORS AND MAKE THEIR OWN DECISIONS WHETHER OR NOT TO PARTICIPATE IN THIS OFFERING.

 Material United States Federal Income Tax Consequences

The following discussion is a summary of certain material U.S. federal income tax consequences to a typical “U.S. holder” (defined below) that receives Rights pursuant to this offering and that either (i) exercises such Rights, (ii) allows such Rights to expire, or (iii) sells, exchanges, redeems or otherwise disposes of such Rights.

This discussion is based on current provisions of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” applicable current, temporary and proposed Treasury regulations promulgated thereunder, which we refer to as the “Treasury Regulations,” the legislative history of the Code and publicly available administrative and judicial interpretations thereof, all as in effect of the date of this prospectus and all of which are subject to change, possibly with retroactive effect, or to different interpretations.  In addition, the administrative interpretations and practices of the Internal Revenue Service include its practices and policies as expressed in private letter rulings which are not binding on the Internal Revenue Service, except with respect to the particular taxpayers who requested and received these rulings.  This discussion is included for general information purposes only and does not purport to be a complete technical analysis or listing of all potential tax considerations that may be relevant to U.S. holders in light of their particular circumstances.  This discussion does not address any state, local or foreign tax consequences or any non-income tax consequences (such as estate or gift tax consequences).  This discussion applies only to U.S. holders that hold shares of our common stock as capital assets and that will hold the Rights distributed pursuant to this offering as capital assets (and, in the event such Rights are exercised, will hold newly acquired shares of our Convertible Preferred Stock as capital assets), in each case, within the meaning of Section 1221 of the Code.  This discussion also assumes that all holders of such securities are the beneficial owners and are not acting as agents or nominees.  This discussion also does not address the United States federal income tax consequences to a U.S. holder that is one of our affiliates or that is subject to special rules under the Code, including but not limited to:

•	A financial institution, insurance company, or regulated investment company;

•	Persons who are subject to alternative minimum tax;

•	A tax-exempt organization, retirement plan, or mutual fund;

•	A dealer, broker, or trader in securities;

•	Non-U.S. holders (as defined below);

•	An entity treated as a partnership for U.S. federal income tax purposes;

•	A stockholder that owns its shares of our common stock indirectly through an entity treated as a partnership for United States federal income tax purposes, or a trust or estate;

•	Persons deemed to sell their shares of common stock under the constructive sale provisions of the Code;

•	A stockholder that holds its shares of our common stock as part of a hedge, appreciated financial position, straddle or conversion transaction; or

•	A stockholder that acquired our common stock pursuant to the exercise of compensatory stock options or otherwise as compensation.

We will not seek a ruling from the Internal Revenue Service, or the “IRS,” with respect to the rights offering. The IRS could take positions concerning the tax consequences of this offering that are different from those described in this discussion, and, if litigated, a court could sustain any such positions taken by the IRS.

For purposes of this discussion, the term “U.S. holder” means a holder of shares of our common stock that, for U.S. federal income tax purposes, is:

•	A citizen or resident of the U.S.;

•
A corporation or other entity treated as a corporation for U.S. federal income tax purposes created or organized in the U.S. or under U.S. laws or the laws of any state or political subdivision thereof;

•	An estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
A trust (i) if, in general, a court within the U.S. is able to exercise primary jurisdiction over its administration and one or more U.S. persons have authority to control all of its substantial decisions or (ii) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

A “non-U.S. holder” is a holder other than a U.S. holder.  If a holder of our common stock is a non-U.S. holder, the tax consequences of the rights offering to such holder will depend upon a variety of factors, including whether such person conducts a trade or business in the U.S.  Non-U.S. holders are urged to consult their own tax advisors regarding the tax consequences associated with the rights offering.

Holders of our common stock are urged to consult their own tax advisors regarding the specific tax consequences associated with the Rights offering, including the applicability and effect of any state, local, foreign, or other tax laws as well as changes in applicable tax laws.

Distribution of Rights

We believe that pursuant to Section 305 of the Code and the Treasury Regulations issued thereunder, a U.S. holder that receives Rights pursuant to this offering should not be required to recognize taxable income for U.S. federal income tax purposes upon the receipt of such Rights.

We intend to report this offering accordingly.  However, if our intended treatment of the Rights were challenged by the IRS and if such challenge were ultimately upheld, the U.S. federal income tax consequences to a U.S. holder that receives Rights pursuant to this offering may differ from the consequences described herein, and it is possible that a U.S. holder’s receipt of Rights or a portion thereof pursuant to this offering may be taxable.

Basis and Holding Period of Rights

If, in accordance with Section 307 of the Code, the fair market value of the Rights which we distribute to U.S. holder is less than 15% of the fair market value of such U.S. holder’s shares of our common stock with respect to which such Rights were distributed, such U.S. holder’s basis in the Rights distributed generally will be zero.  A U.S. holder may elect, however, to allocate its basis in our common stock between such common stock and the Rights received in proportion to the fair market value of such common stock and such Rights. This election may be made pursuant to Section 307 of the Code and the Treasury Regulations thereunder and will be irrevocable once made.

If the fair market value of the Rights which we distribute to a U.S. holder is 15% or more of the fair market value of such U.S. holder’s shares of our common stock with respect to which such Rights were distributed, such U.S. holder will be required to allocate its basis between such common  tock and such Rights in proportion to their relative fair market values.

In either case, a U.S. holder’s holding period for the Rights that we distribute will include the holding period of such U.S. holder’s shares of our common stock with respect to which such Rights were distributed.

Exercise of Rights; Basis and Holding Period of Convertible Preferred Stock

A U.S. holder will not recognize gain or loss upon the exercise of the Rights.  A U.S. holder’s basis in our Convertible Preferred Stock acquired through exercise of the Rights generally will equal the sum of (i) the Subscription Price paid by such U.S. holder to acquire such stock and (ii) such U.S. holder’s basis, if any, in the Rights exercised.  A U.S. holder’s holding period in shares of our Convertible Preferred Stock acquired through the exercise of Rights will begin on the day such U.S. holder exercises the Rights.

Dividends Paid on Convertible Preferred Stock

Dividends paid on the Convertible Preferred Stock will be taxable to the holders of such stock, except to the extent they are treated as a return of capital.  The description below of distributions on our common stock will generally apply to distributions on the Convertible Preferred Stock, too.

Sale, Exchange, Redemption or Conversion of Convertible Preferred Stock

Upon the sale, exchange, redemption or other disposition of the Convertible Preferred Stock acquired upon the exercise of Rights, except for a conversion into shares of our common stock, a U.S. holder generally will recognize gain or loss equal to the difference between the amount realized and such U.S. holder’s basis in such Convertible Preferred Stock.  Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if a U.S. holder’s holding period exceeds one year at the time of the sale, exchange or other disposition.  The deductibility of capital losses is subject to limitations.

However, the conversion of the Convertible Preferred Stock into shares of our common stock, whether done at the option of the holder or the Fund, will not be a taxable transaction.  In such case, the holder will take a tax basis and holding period in the shares of common stock received equal to the tax basis and holding period which it had in the Convertible Preferred Stock surrendered.

Expiration of Rights

If a U.S. holder receives Rights pursuant to this offering, and such U.S. holder’s basis in our common stock is not allocated between such common stock and the Rights received and such U.S. holder’s Rights expire unexercised, then such U.S. holder will not recognize taxable loss upon expiration of the Rights.  In addition, such U.S. holder’s basis in its shares of our common stock will not be affected by this offering or such U.S. holder’s decision to allow its Rights to expire and will remain the same as before this offering.

If a U.S. holder receives Rights pursuant to this offering, and such U.S. holder’s basis in our common stock is allocated between such a common stock and the Rights received and such U.S. holder’s Rights expire unexercised, then such U.S. holder will recognize a taxable loss upon the expiration of the Rights equal to the basis that was allocated to the Rights.  Such loss will be a capital loss.  Such U.S. holder’s basis in its shares of our common stock will be reduced by the amount of basis allocated to the Rights.

Backup Withholding

A U.S. holder that sells, exchanges, redeems or otherwise disposes of shares of our Convertible Preferred Stock acquired upon the exercise of Rights or that sells, exchanges or otherwise disposes of Rights may be subject to backup withholding on the proceeds received, unless such U.S. holder:

•	Is a corporation or other exempt recipient and, when required, establishes this exemption; or

•
Provides a correct taxpayer identification number, certifies that it is not currently subject to backup withholding, and otherwise complies with the applicable requirements of the backup withholding rules.

Backup withholding is not an additional tax.  Any amount withheld under the backup withholding rules will generally be creditable against the United States federal income tax liability of a U.S. holder if appropriate information is provided to the IRS.  If a U.S. holder does not provide the appropriate party with the correct taxpayer identification number or any other proper document or certification required by the IRS (generally a Form W-9 in the case of a U.S. holder), such U.S. holder may be subject to penalties imposed by the IRS.

Taxation as a Regulated Investment Company

The Fund elects to be treated and intends to qualify each year for taxation as a regulated investment company (a “RIC”) under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet income and asset diversification tests each year.  If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its stockholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its stockholders in the form of dividends or capital gain distributions.  The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year.  The Fund anticipates meeting these distribution requirements.

Distributions

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses.  [Unless a stockholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, all dividends are generally taxable whether a stockholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.]  Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits.  Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to stockholders as long-term capital gains, regardless of the length of time shares have been held by stockholders.  Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the stockholder of the Fund (assuming the shares are held as a capital asset).  See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends) for individuals and other non-corporate taxpayers.  A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund.  However, Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.  There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends.  The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e., ordinary income dividends, capital gains dividends, qualifying dividends, return of capital distributions) will be made as of the end of the Fund’s taxable year.  The Fund will provide stockholders with a written notice designating the amount of any capital gain distributions or other distributions.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each stockholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Under current law, certain income distributions paid by the Fund to individual and other non-corporate taxpayers may be taxed at rates equal to those applicable to net long-term capital gains (generally, 15%).  This tax treatment applies only if certain holding period and other requirements are satisfied by the stockholder of the Fund with respect to its shares of the Fund, and the dividends are attributable to qualified dividends received by the Fund itself.  For this purpose, “qualified dividends” means dividends received by the Fund from certain United States corporations and certain qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends.  These special rules relating to qualifying dividends generally apply to taxable years beginning before January 1, 2013.  Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.  As additional special rules apply to determine whether a distribution will be a qualified dividend, investors should consult their tax advisors.

The Fund may invest in other RICs.  In general, the Code taxes a RIC which satisfies certain requirements as a pass-through entity by permitting a qualifying RIC to deduct dividends paid to its stockholders in computing the RIC’s taxable income.  A qualifying RIC is also generally permitted to pass through the character of certain types of its income when it makes distributions.  For example, a RIC may distribute ordinary dividends to its stockholders, capital gain dividends, or other types of dividends which effectively pass through the character of the RIC’s income to its stockholders, including the Fund.

Sales of Fund Shares

Selling stockholders of the Fund will generally recognize gain or loss in an amount equal to the difference between the stockholder’s adjusted tax basis in the shares sold and the amount received.  If the shares are held as a capital asset, the gain or loss will be a capital gain or loss.  Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) generally, 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends).  Any loss on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those shares.  The use of capital losses is subject to limitations.  For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the stockholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales.  Any loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares [(whether through the reinvestment of distributions, which could occur, for example, if the stockholder is a participant in the Plan or otherwise)].  In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

Other Considerations

An investor should be aware that, if shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such shares, in effect resulting in a taxable return of some of the purchase price.  Taxable distributions to individuals and certain other non-corporate stockholders of the Fund, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding currently equal to 28%.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual stockholders.

THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OF THE POTENTIAL TAX CONSIDERATIONS RELATING TO THIS OFFERING AND IS NOT TAX ADVICE.  THEREFORE, HOLDERS OF OUR COMMON STOCK ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THIS OFFERING, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

 Use of Proceeds

Proceeds of the Offering, after deduction of the expenses associated with this Offering estimated to be ______, will be invested in accordance with the Fund’s investment objective and policies as stated herein.   The Adviser expects to have such net proceeds invested accordingly in approximately 30 days, but reserves the right to extend such investment period to as long as six months.

 Price Range of Common Stock

      Our common stock is traded on the NYSE under the symbol “SPE.” On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.”  The following table lists the high and low closing sales prices for our common stock, and the closing sales price as a percentage of NAV:

Closing Sales
		Price		Premium/Discount		Premium/Discount
				of High Sales		of Low Sales		Declared
	NAV	High	Low	Price to NAV		Price to NAV		Dividends

Year ended December 31, 2008
First Quarter	$	$	$		%		%
Second Quarter					%		%
Third Quarter					%		%
Fourth Quarter					%		%
Year ended December 31, 2009
First Quarter	$	$	$		%		%
Second Quarter					%		%
Third Quarter					%		%
Fourth Quarter					%		%
Year ending December 31, 2010
First Quarter	$	$	$		%		%
Second Quarter					%		%
Third Quarter					%		%
Fourth Quarter					%		%
Year ending December 31, 2011
First Quarter	$	$	$		%		%
Second Quarter					%		%
Third Quarter					%		%

 Distributions

We make annual distributions to our stockholders of at least 90% of our ordinary income and short-term capital gains.  We will distribute during each calendar year an amount equal to the sum of (1) at least 98% of our ordinary income for the calendar year, (2) at least 98.2% of the Fund’s capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year, in order to avoid excise taxes imposed on registered investment companies that do not make these distributions.  In addition, although we currently intend to distribute net realized long-term capital gains at least annually, we may in the future decide to retain such capital gains for investment in accordance with our investment objective.  No stockholder should assume that there will be a distribution.

 About the Fund

The Fund was incorporated in Maryland on February 13, 1993 and commenced investment operations on June 7, 1993.  We are registered under the Investment Company Act of 1940, as amended (together with the rules promulgated thereunder, the “1940 Act”), as a closed–end, diversified management investment company.  Our common stock is listed and trades on the NYSE under the trading symbol “SPE.”  On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.”

From its inception in 1993 until 2009, the Fund operated under the name PaineWeber Insured Municipal Income Fund Inc. (1993-1996) or Insured Municipal Income Fund Inc. (1996-2009) and invested exclusively in tax free securities.  After a proxy contest that ended on August 12, 2009, a new Board of Directors was elected to manage the Fund.  The Fund’s former investment adviser, UBS Global Asset Management (Americas) Inc. then resigned effective October 18, 2009.  The newly elected Board voted to (1) replace UBS with our current Adviser, Brooklyn Capital Management LLC, and (2) change the Fund’s principal investment objective from one of providing tax free income to one of providing total return.  These changes were subsequently approved by stockholders.  The name of the Fund was also changed to Special Opportunities Fund to conform to its new objective.

In addition, in September 2009, the Board commenced a program to conduct an orderly sale of all of the Fund’s portfolio securities in order to fund a self-tender offer for the Fund’s common shares.  The purpose of the self-tender offer was to fulfill a commitment made during the proxy contest to afford stockholders an opportunity to realize the intrinsic value of their shares.  Only after the tender offer was completed did the Adviser begin to invest the Fund’s remaining assets in accordance with its new investment objective and policies.  The Adviser voluntarily waived its management fees until the tender was completed on January 22, 2010.  All of the shares that were tendered were accepted for payment at a price of $14.18 per share (99.5% of the NAV per common share of $14.25).

Our investment objective is total return.  To achieve our objective, the Fund invests in securities the Adviser believes have opportunities for appreciation.  The Fund employs strategies designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy, liquidations and other situations.  In addition, the Fund employs strategies designed to invest in the debt, equity, or trade claims of companies in financial distress.  Such securities typically trade at substantial discounts to par value, and may be attractive to investors when managers perceive a turnaround will materialize.  Furthermore, the Fund invests both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities, including long and short positions in securities involved in an announced merger deal.  Securities which the Adviser identifies include other closed-end investment companies with opportunities for appreciation, including funds that trade at a market price discount from their net asset value.  In addition to the foregoing, the Adviser seeks out other opportunities in the market that have attractive risk reward characteristics for the Fund.

The Fund intends its investment portfolio, under normal market conditions, to consist principally of investments in other closed-end investment companies and the securities of large, mid and small-capitalization companies, including direct and indirect investments in the securities of foreign companies.  Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, warrants and other securities having the characteristics of common stocks, such as American Depositary Receipts (“ADRs”) and International Depositary Receipts (“IDRs”), other closed-end investment companies and exchange-traded funds (“ETFs”).  The Fund may, however, invest a portion of its assets in debt securities when the Fund’s investment adviser believes that it is appropriate to do so to earn current income.  For example, when interest rates are high in comparison to anticipated returns on equity investments, the Fund’s investment adviser may determine to invest in debt securities.  Debt securities in which the Fund may invest include bank, corporate or government bonds, notes, and debentures that the Fund’s investment adviser determines are suitable investments for the Fund.  Such determination may be made regardless of the maturity, duration or rating of any such debt security.

The Fund may, from time to time, engage in short sales of securities for investment or for hedging purposes.  Short sales are transactions in which the Fund sells a security it does not own.  To complete the transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The Fund may sell short individual stocks, baskets of individual stocks and ETFs that the Fund expects to underperform other stocks which the Fund holds.  For hedging purposes, the Fund may purchase or sell short future contracts on global equity indexes.

The Fund may invest, without limitation, in the securities of other closed-end investment companies and ETFs, provided that, in accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will limit such investment so that it does not represent more than 3% of the voting stock of the acquired investment company of which such shares are purchased.

To comply with provisions of the 1940 Act, on any matter upon which stockholders of a closed-end investment company in which the Fund has invested are solicited to vote, the Fund’s investment adviser will vote such shares in the same general proportion as shares held by other stockholders of such closed-end investment company (i.e., “mirror vote”) or seek instructions from the Fund’s stockholders with regard to the voting on such matter.  To date, the Fund has complied with this requirement by mirror voting its proxies for the shares it holds of other closed-end investment companies, however, the Board has determined that under certain circumstances, such mirror voting may compel the Fund to vote contrary to its best interest in light of its investment objective and strategy.  Therefore, the Board approved a proposal by which the Fund’s stockholders would instruct the Adviser to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal (including the election of directors) in a manner which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.  At a meeting held on December 7, 2011, the stockholders voted [in favor of/against] such proposal.  The staff of the SEC has advised the Fund that, in its opinion, the implementation of voting as described above would violate Section 12(d)(1) because the mechanism proposed would not satisfy the requirement of Section 12(d))(1)(E) to “seek instructions from its security holders with regard to the voting of all proxies…and to vote such proxies only in accordance with such instructions.”  The staff’s position is that in order to comply with the “seek instructions” requirement, the Fund must seek instructions from its stockholder for each proxy it receives from a closed-end investment company.  The Fund’s Board of Directors believes that the staff’s interpretation is not correct because it would render the option to “seek instructions” virtually useless which the Board believes could not have been Congress’s intent.  Before implementing voting as described above, the Board intends to pursue its options including seeking declaratory relief from the SEC or a Federal court.

The ETFs and other closed-end investment companies in which the Fund invests may invest in common stocks and may invest in fixed income securities.  As a stockholder in any investment company, the Fund will bear its ratable share of the investment company’s expenses and would remain subject to payment of the Fund's advisory and administrative fees with respect to the assets so invested.

The Fund's management utilizes a balanced approach, including “value” and “growth” investing by seeking out companies at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics.  Valuation and growth characteristics may be considered for purposes of selecting potential investment securities.  In general, valuation analysis is used to determine the inherent value of the company by analyzing financial information such as a company's price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company's potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand.  Fluctuations in these characteristics may trigger trading decisions to be made by the Fund’s investment adviser with respect to the Fund’s portfolio.

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market.  From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities.  In these and in other cases, the Fund may not achieve its investment objective.

The Fund’s investment adviser may invest the Fund’s cash balances in any investments it deems appropriate, subject to the restrictions set forth in below under “Fundamental Investment Restrictions” and as permitted under the 1940 Act, including investments in repurchase agreements, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts.  Any income earned from such investments will ordinarily be reinvested by the Fund in accordance with its investment program.  Many of the considerations entering into the Fund’s investment adviser’s recommendations and the portfolio manager’s decisions are subjective.

Fundamental Investment Restrictions

The following fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of such shares present at a stockholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.  If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations or of any of the Fund’s investment policies.  The Fund may not:

(1)           issue senior securities (including borrowing money from banks and other entities and thorough reverse repurchase agreements), except (a) the Fund may borrow in an amount not in excess of 33 1/3% of total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), (b) the Fund may issue preferred stock having a liquidation preference in an amount which, combined with the amount of any liabilities or indebtedness constituting senior securities, is not in excess of 50% of its total assets (computed as provided in clause (a) above) and (c) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

The following interpretation applies to, but is not a part of, fundamental limitation (1):

Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate “issuer.”  When the assets and revenues of an agency authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer.  Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer.  However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.  This restriction does not limit the percentage of the Fund’s assets that may be invested in Municipal Obligations insured by any given insurer.

(2)           purchase any security if, as a result of that purchase, 25% or more of the Fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

(3)           issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements), except (a) the Fund may borrow in an amount not in excess of 33 1/3% of total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), (b) the Fund may issue preferred stock having a liquidation preference in an amount which, combined with the amount of any liabilities or indebtedness constituting senior securities, is not in excess of 50% of its total assets (computed as provided in clause (a) above) and (c) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(4)           make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investment in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(5)           engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6)           purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7)           purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

The Fund has no intention to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

Legal Proceedings

Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business, we are not currently a party to any pending material legal proceedings.  However, certain of our Directors are involved in a legal proceeding.  See “Litigation Involving Directors” below.

 Management

Our business and affairs are managed under the direction of our Board of Directors.  The Board of Directors currently consists of five members, three of whom are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act.  We refer to these individuals as our Independent Directors.  Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The officers of the Fund, except for Mr. Hellerman, are employees of our investment adviser.

Directors and Executive Officers

Our Directors and executive officers, their positions, age and principal occupation are set forth below.  The address for each Director and executive officer is c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI  53202.  Each of our Directors is elected for a one year term until his successor is elected and qualifies or until he resigns or is otherwise removed.

Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships held by Director or Nominee for Director
		INTERESTED DIRECTOR NOMINEES
Andrew Dakos*** (45)	President as of October 2009.	1 year; Since 2009	Principal and Chief Compliance Officer of the Adviser; Principal of the general partner of several private investment partnerships in the Bulldog Investors group of funds.	1	Director, Mexico Equity and Income Fund, Inc.; Director, Brantley Capital Corporation.
Phillip Goldstein*** (66)	Chairman and Secretary as of October 2009.	1 year; Since 2009	Principal of the Adviser; Principal of the general partner of several private investment partnerships in the Bulldog Investors group of funds.	1	Chairman, Mexico Equity and Income Fund, Inc.; Chairman, Brantley Capital Corporation; Director, ASA Ltd.; Director, Korea Equity and Income Fund, Inc.
Gerald Hellerman**** (74)	Chief Compliance Officer and Chief Financial Officer as of January 2010.	1 year; Since 2009	Managing Director of Hellerman Associates (a financial and corporate consulting firm).	1	Director, Mexico Equity and Income Fund, Inc.; Director, Brantley Capital Corporation; Director, MVC Capital, Inc.

		INDEPENDENT DIRECTOR NOMINEES

Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships held by Director or Nominee for Director
James Chadwick (38)	-	1 year; Since 2009	Managing Director of Main Street Investment Partners, LLC (private equity firm), since April 2011; Managing Director of Opus Partners, LLC (private equity firm), June 2010 – April 2011; Managing Director of Harlingwood Equity Partners LP, March 2009 – June 2010; Managing Partner of Chadwick Capital Management, January 2006 – December 2008.	1	None
Ben Hormel Harris (43)	-	1 year; Since 2009	Chief Financial Officer and General Counsel of NHI II, LLC and NBC Bancshares, LLC; Investment Professional of MVC Capital, Inc. and The Tokarz Group Advisers, LLC.	1	None
Charles C. Walden (67)	-	1 year; Since 2009	President and Owner of Sound Capital Associates, LLC (consulting firm); Chief Investment Officer of Knights of Columbus (fraternal benefit society selling life insurance and annuities).	1	Lead Trustee, Third Avenue Funds (fund complex consisting of five funds and one variable series trust).

OFFICERS
Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships held by Director or Nominee for Director
Andrew Dakos*** (45)	President as of October 2009	1 year; Since 2009	Principal and Chief Compliance Officer of the Adviser; Principal of the general partner of several private investment partnerships in the Bulldog Investors group of funds.	n/a	n/a
Rajeev Das (42)	Vice- President and Treasurer as of October 2009	1 year; Since 2009	Managing Member of the general partner of several private investment partnerships in the Bulldog Investors group of funds.	n/a	n/a
Phillip Goldstein*** (66)	Chairman and Secretary as of October 2009	1 year; Since 2009	Principal of the Adviser; Principal of the general partner of several private investment partnerships in the Bulldog Investors group of funds.	n/a	n/a
Gerald Hellerman**** (74)	Chief Compliance Officer and Chief Financial Officer as of January 2010.	1 year; Since 2009	Managing Director of Hellerman Associates (a financial and corporate consulting firm).	n/a	n/a
*The address for all Directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
** The Fund Complex is comprised of only the Fund.
*** Messrs. Dakos and Goldstein are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Brooklyn Capital Management, LLC, the Adviser, and their positions as officers of the Fund.
**** Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board’s effectiveness.  The Board determined that each of the Directors is qualified to serve as a Director of the Fund based on a review of the experience, qualifications, attributes and skills of each Director.  In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting stockholder interests and to interact effectively with the other Directors, the Adviser, other service providers, counsel and the independent registered public accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Director.  Each Director’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Director of the Fund.  Information as of December 31, 2010, indicating the specific experience, skills, attributes and qualifications of each Director which led to the Board’s determination that the Director should serve in this capacity is provided below.

James Chadwick.  Mr. Chadwick has been a Director of the Fund since 2009.  He has over 10 years of investment management experience, selecting investments, managing risk and managing investment pools of capital.  Mr. Chadwick previously worked with a large accounting firm auditing public companies.  He has served as a director of three other public companies and has served on certain of their audit, governance, nominating and compensation committees.

Andrew Dakos.  Mr. Dakos has been the President and a Director of the Fund since 2009. He is also a principal of the Adviser.  Mr. Dakos has over 10 years of investment management experience and currently manages several private investment partnerships.  In addition to the Fund, he is currently a director of a closed-end fund, one private company and a business development company that is undergoing liquidation.

Phillip Goldstein.  Mr. Goldstein has been the Chairman of the Board and the Secretary of the Fund since 2009.  He is also a principal of the Adviser.  Mr. Goldstein has 19 years of investment management experience and currently manages several private investment partnerships.  In addition to the Fund, he is currently a director of two closed-end funds and a business development company that is undergoing liquidation.

Ben Hormel Harris.  Mr. Harris has been a Director of the Fund since 2009.  He has extensive experience in the management of private and public entities, highly regulated entities and corporate restructurings.  In addition to the Fund, Mr. Harris is currently a director of two private companies.

Gerald Hellerman.  Mr. Hellerman has been a Director of the Fund since 2009 and its Chief Compliance Officer and Chief Financial Officer since January 2010.  Mr. Hellerman has more the 40 years of financial experience, including serving as a Financial Analyst and Branch Chief at the U.S. Securities and Exchange Commission and as Chief Financial Analyst at the Antitrust Division of the U.S. Department of Justice for 17 years. He has served as a director of a number of public companies, including registered investment companies, and as a financial and corporate consultant since 1993.

Charles C. Walden.  Mr. Walden has been a Director of the Fund since 2009.  He has over 40 years of experience in investments, including 30 years experience as a chief investment officer in the life insurance industry.  He has served on the Board of Directors of mutual funds for 15 years, including the investment committees of a healthcare system and a religious diocese.  Mr. Walden is a Chartered Financial Analyst.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Litigation Involving Directors

On October 17, 2009, the Massachusetts Secretary of State issued an “obey the law” cease and desist order (the “Order”) against Messrs. Goldstein and Dakos and certain other parties (the “Bulldog Parties”), and fined the Bulldog Parties $25,000, in connection with an alleged violation of Massachusetts law due to the Bulldog Parties making truthful information about certain unregistered investments available on a website and by sending an e-mail containing truthful material about such investments to an individual who requested it.  The Bulldog Parties filed an appeal of the Order on November 15, 2009 in the Massachusetts Superior Court (“SJC”) which was upheld, and the Bulldog Parties further appealed the Order.  The SJC upheld the Order on July 2, 2010, but held that the Bulldog Parties’ claim that the Order violated their First Amendment rights must be decided as part of the Bulldog Parties’ appeal of the lawsuit they filed against the Massachusetts Secretary of State (the “Lawsuit”).  The SJC transferred the appeal of the Lawsuit to itself on July 23, 2010.  On September 22, 2011 the SJC affirmed the Superior Court’s ruling and declined to reconsider the Bulldog Parties’ personal jurisdiction claim.  On October 5, 2011 the Capital Markets and Government Sponsored Enterprises Subcommittee of the United States House of Representatives approved H.R. 2167, the Private Company Flexibility and Growth Act which would permit privately held companies like Bulldog Investors to use advertisements and websites to solicit accredited investors for private offerings. The Bulldog Parties are also considering filing a petition for certiorari with the United States Supreme Court.

Board Composition and Leadership Structure

The Board consists of six individuals, three of whom are interested Directors.  The Chairman of the Board, Mr. Goldstein, is an interested Director and is the Secretary of the Fund and is a principal of the Adviser.  The Board does not have a lead Independent Director.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face.  The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities.  The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces.  The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Fund, and the environment in which the Fund operates, changes.

Currently, the Board has an Audit Committee and a Nominating and Corporate Governance Committee. The responsibilities of each committee and its members are described below.

Board’s Role in Risk Oversight of the Fund

The Board oversees risk management for the Fund directly and, as to certain matters, through its committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s President, Chief Compliance Officer and Treasurer), portfolio management and other personnel of the Adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers.  The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities.  In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

Compensation of Directors

The Board does not have a standing compensation committee.  Currently, each Independent Director receives an annual retainer equal to $25,000 for serving as a Director and attending the quarterly meetings of the Board, paid quarterly in advance, plus $1,000 for each special Board meeting attended in person (or $500 if attended by telephone).  Each Independent Director is entitled to receive such compensation for any partial quarter for which he serves.

Directors who are “interested persons” of the Fund will not receive any compensation for their services as Directors.  The Fund does not have a bonus, profit sharing, pension or retirement plan.  No other entity affiliated with the Fund pays any compensation to the Directors.  The table below details the amount of compensation the Directors received from the Fund during the fiscal year ended December 31, 2010.

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors*
Independent Directors
James Chadwick, Independent Director	$25,500	None	None	$25,500
Ben Hormel Harris, Independent Director	$25,500	None	None	$25,500
Charles C. Walden, Independent Director**	$25,500	None	None	$25,500
Interested Directors
Andrew Dakos, Interested Director***	$6,250	None	None	$6,250
Phillip Goldstein, Interested Director***	$6,250	None	None	$6,250
Gerald Hellerman, Interested Director***	$25,500	None	None	$25,500
*         The Fund Complex is comprised of only the Fund.
**       Messrs. Dakos and Goldstein are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with the Adviser and their positions as officers of the Fund.  These fees were paid prior to each of Messrs. Dakos and Goldstein becoming an “interested person” of the Fund.
***     In addition to his compensation as a director, Mr. Hellerman received $30,000 from the Fund during the fiscal year ended December 31, 2010 as compensation for service in his capacity as the Fund’s Chief Compliance Officer.

Management Ownership

To the knowledge of the Fund’s management, as of December 31, 2010, the officers and directors of the Fund beneficially owned, as a group, less than 1% of the shares of the Fund’s common stock.  The following table shows the dollar range of shares beneficially owned by each director, director nominee and officer in the Fund as of October 21, 2011:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies*
Independent Directors
James Chadwick	None	None
Ben Hormel Harris	$50,001 - $100,000	$50,001 - $100,000

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies*

Charles C. Walden	Over $100,000	Over $100,000

Interested Directors
Andrew Dakos**	None	None
Phillip Goldstein**	$10,001 - $50,000	$10,001 - $50,000
Gerald Hellerman***	$50,001 - $100,000	$50,001 - $100,000
*         The Family of Investment Companies is comprised of only the Fund.
**       Messrs. Dakos and Goldstein are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Brooklyn Capital Management, LLC, the Adviser, and their positions as officers of the Fund.
***     Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.

Director Transactions with Fund Affiliates

As of December 31, 2010, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in the Adviser or any of its affiliates.  Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser, UBS Global Asset Management (Americas) Inc., the Fund’s previous investment adviser (the “Previous Adviser”), or any affiliate of these entities.  In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser, the Previous Adviser or any affiliate of any of these entities was a party.

Additional Information about the Board

Board Meetings and Committees.

Each present Director has attended more than 75% of the meetings of the Board held since his respective election as Director.  During the year ended December 31, 2010, the Board met five times.

Audit Committee. The Board has established an Audit Committee that acts pursuant to a written charter (the “Audit Committee Charter”) and whose responsibilities are generally: (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party providers; (ii) to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors and the full Board; and (v) to act as liaison between the Fund’s independent auditors and the full Board.  A copy of the Audit Committee Charter was filed as Exhibit C to the Fund’s proxy statement filed with the SEC on November 19, 2009.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements.  Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors.  As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews.  In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom such Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Director is not a member.

The Audit Committee currently consists of Messrs. Chadwick, Harris and Walden.  None of the members of the Audit Committee has any relationship to the Fund that may interfere with the exercise of his independence from management of the Fund, and each is independent as defined under the listing standards of the New York Stock Exchange (“NYSE”) applicable to closed-end funds.  For the year ended December 31, 2010, the Board’s Audit Committee met four times and each member of the Audit Committee has attended 100% of the meetings of the Audit Committee held since his election as Director.

Nominating and Corporate Governance Committee. The Board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter (the “Nominating and Corporate Governance Committee Charter”).  The Nominating and Corporate Governance Committee is responsible for, among other things, identifying and selecting qualified individuals to become Board members and members of Board committees and developing, adopting and periodically monitoring and updating the Fund’s corporate governance principles and policies.  A copy of the Nominating and Corporate Governance Committee Charter was filed as Exhibit D to the Fund’s proxy statement filed with the SEC on November 19, 2009.

The Nominating and Corporate Governance Committee currently consists of Messrs. Chadwick, Harris and Walden.  None of the members is an “interested person” for purposes of the 1940 Act, and each is independent as defined under listing standards of the NYSE applicable to closed-end funds.  The Board’s Nominating and Corporate Governance Committee met once during the fiscal year ended December 31, 2010.

In nominating candidates, the Nominating and Corporate Governance Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. In identifying and evaluating nominees for director, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate.  These factors may include: (i) whether or not the person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate’s experience with the experience of other Board members; and (vi) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders if a vacancy occurs. In order to recommend a nominee, a stockholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The stockholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by stockholders.  Stockholders can send other communications to the Board, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202.

Investment Advisory Agreement

Management Services

Pursuant to an Investment Advisory Agreement, the Adviser provides overall investment management services for the Fund, and in connection therewith (i) supervises the Fund’s investment program, including advising and consulting with the Board regarding the Fund’s overall investment strategy; (ii) makes, in consultation with the Board, investment strategy decisions for the Fund; (iii) manages the investing and reinvesting of the Fund’s assets; (iv) places purchase and sale orders on behalf of the Fund; (v) advises the Fund with respect to all matters relating to the Fund’s use of leveraging techniques; and (vi) provides or procures the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund.

 The Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Portfolio Managers

The Portfolio Manager of the Fund is comprised of principals and employees of the Adviser.  Phillip Goldstein, Andrew Dakos, and Rajeev Das comprise the group (the “Group”) of individuals responsible for the day-to-day management of the Fund’s portfolio.  The business experience of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein:   Managing Member of Brooklyn Capital Management LLC since its inception in October 2009. Since 1992, Mr. Goldstein has been an investment advisor and a principal of the general partner of seven investment partnerships in the Bulldog Investors group of funds.  He is also a principal for the general partner of the sub-adviser to 3 other pooled investment vehicles as well as three separately managed accounts.  He has been a director of the following closed-end funds: Mexico Equity and Income Fund since 2000, Brantley Capital Corporation since 2001 and ASA Ltd since 2008.  Mr. Goldstein may buy and sell securities for the Fund’s portfolio without limitation.

Andrew Dakos:   Managing Member of Brooklyn Capital Management LLC since its inception in October 2009. Mr. Dakos has been an investment advisor and a principal of the general partner of seven investment partnerships in the Bulldog Investors group of funds.  He is also a principal for the general partner of the sub-adviser to 3 other pooled investment vehicles as well as three separately managed accounts.  He has been a director of the Mexico Equity and Income Fund since 2001 and Brantley Capital Corporation intermittently since 2005 and currently.  Mr. Dakos currently serves as the Chief Compliance Officer of Brooklyn Capital Management LLC.  Mr. Dakos may buy and sell securities for the Fund’s portfolio without limitation.

Rajeev Das:  Head Trader of Brooklyn Capital Management LLC since its inception in October 2009.  Mr. Das is a Managing Member of the general partner of Opportunity Income Plus L.P., an investment partnership in the Bulldog Investors group of investment funds.  Mr. Das is Head Trader of Bulldog Investors. He has been a Director of The Mexico Equity and Income Fund, Inc. since 2001 and served as a Director of Brantley Capital Corporation from September 2005 to March 2006.  Mr. Das provides the Group with research and analysis used by the Group to determine the attractiveness of certain prospective investments.   Mr. Das may buy and sell securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

The following table shows the number of other accounts managed by each member of the Group and the total assets in the accounts managed within various categories as of December 31, 2010.

			ADVISORY FEE BASED ON PERFORMANCE
TYPE OF ACCOUNTS	NUMBER OF ACCOUNTS	TOTAL ASSETS ($ IN MILLIONS)	NUMBER OF ACCOUNTS	TOTAL ASSETS
PHILLIP GOLDSTEIN
Registered Investment Companies	0
Other Pooled Investments	10	287.2	10	287.2
Other Accounts	3	22.3	3	22.3

ANDREW DAKOS
Registered Investment Companies	0
Other Pooled Investments	10	287.2	10	287.2
Other Accounts	3	22.3	3	22.3

RAJEEV DAS
Registered Investment Companies	0
Other Pooled Investments	1	10.4	1	10.4
Other Accounts	0

Certain conflicts of interest may arise in connection with the Portfolio Manager’s management of the Fund’s portfolio and the portfolios of other accounts managed by the Adviser and/or its affiliates, as a result of different investment strategies among such accounts.  In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts. Material conflicts of interest could arise in the allocation of investment opportunities between the Fund and the other pooled investment vehicles managed by members of the Group.  The Adviser has adopted Trade Allocation Policy and Procedures in order to avoid unfairness and strive to achieve an equitable balancing of competing interests with respect to the allocation of trades.

Compensation for Mr. Goldstein and Mr. Dakos is comprised solely of net income generated by the Fund’s investment adviser.  Compensation for Mr. Das is comprised of a fixed salary plus a discretionary bonus based on performance to be determined by Messrs Goldstein and Dakos.

As of ________________, 2011 the members of the Group responsible for the day-to-day management of the Fund’s portfolio owned ____% of the Fund’s Common Stock.

Organization of the Investment Adviser

Brooklyn Capital Management, LLC is a Delaware limited liability company formed on August 27, 2009 for the purpose of providing investment advisory and management services to investment companies.  Its members are Phillip Goldstein and Andrew Dakos, each a member of our Board of Directors, and Steven J. Samuels.  Its principal office is located at 60 Heritage Drive, Pleasantville, New York 10570.  The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended.

Management Fees

We pay the Adviser a monthly fee at an annual rate of 1.00% of the value of our average weekly total assets, including any assets attributable to leverage, for the investment management and research services provided.

Payment of Expenses

The Investment Advisory Agreement provides that we will be responsible for all of our expenses and liabilities, except that the Adviser is responsible for the expense in connection with maintaining a staff within its organization to furnish the above services to us.

Duration and Termination

The Investment Advisory Agreement was approved by our Board of Directors on September 24, 2009, and by our stockholders on December 10, 2009 for an initial term of two years.  It will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Directors who are not interested persons.  The Investment Advisory Agreement will automatically terminate in the event of its assignment.  The Investment Advisory Agreement may be terminated by either party or by a vote of the holders of a majority of the outstanding voting securities of the Fund, without penalty upon not more than 60 days’ written notice.

Factors in Approving the Investment Advisory Agreement

The Fund’s Board of Directors, including the Directors who are not interested persons of any party to the Investment Advisory Agreement or its affiliates, approved the Investment Advisory Agreement at a meeting of the Board of Directors held on September 24, 2009, with legal counsel in attendance.  A discussion regarding the Board's basis for approving the Investment Advisory Agreement is available in the Fund's Semi-Annual Report to Stockholders dated September 30, 2009.

 Administration Agreement

U.S. Bancorp Fund Services LLC serves as our administrator pursuant to an Administration Agreement dated October 18, 2009.  Pursuant to the Administration Agreement, the Administrator provides us general fund management services, compliance oversight, financial reporting oversight and tax reporting.  For the fiscal year ended December 31, 2010, the Fund paid the Administrator $______.  [In addition, we reimbursed Administrator for certain expenses and fees incurred on our behalf.]

 Control Persons and Principal Stockholders

The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and Directors, as a group.

Immediately prior to this offering
Name and address	Type of ownership	Shares owned	Percentage

[TBD]

All officers and Directors as a group (1)	Record and beneficial	*	*

______________________________
*	All of the officers and Directors as a group hold less than 1% of the Fund’s shares of common stock.

(1)	The address for all officers and Directors is c/o US Bancorp Fund Services, LLC, 615 East Michigan Street, 2nd Floor, Milwaukee, WI 53202.

Outstanding Securities

The following table sets forth certain information regarding our authorized shares and shares outstanding as of December 31, 2010.

(1) Title of Class	(2) Amount Authorized	(3) Amount Issued and Outstanding
Common Stock	199,995,800	6,676,450

 Determination of Net Asset Value

The NAV per share of our outstanding shares of common stock is determined weekly, by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which such determination is made.

All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price).  Securities that are traded over-the-counter are valued (if bid and asked quotations are available) at the mean between the current bid and asked prices.  Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by us was more than 60 days.  Securities for which market values are not readily ascertainable are carried at fair value as determined in good faith by, or under the supervision of, the Board of Directors.  It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

 Description of our Capital Stock

Our authorized capital stock consists of 199,995,800 shares of common stock, par value $0.001 per share.  As of the date of this prospectus, we have 6,676,450 shares of common stock issued and outstanding.  As of _____, 2011, ____________ shares of the Fund’s capital stock have been classified by the Board as 3.00% Convertible Preferred Stock, par value $0.001 per share.

Our common stock trades on the NYSE under the symbol “SPE.”  We intend to file an application to list our Convertible Preferred Stock on the NYSE under the symbol “SPE Pr.” No stock has been authorized for issuance under any equity compensation plans.  Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue.  In addition, our charter provides that the Board of Directors, by majority vote, may reclassify any unissued shares of our capital stock into one or more additional or other classes or series of stock with such designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and qualifications as determined by the Board of Directors. As discussed below, our Board of Directors has designated a new class of Convertible Preferred Stock created specifically for issuance pursuant to this offering.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.  Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available for such distributions.  Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.  In the event of our liquidation, dissolution or winding up, each share would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities.  Each of our shares of common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of Directors.  Except as provided with respect to any other class or series of stock, the holders of the Fund’s common stock will possess exclusive voting power.  There is no cumulative voting in the election of Directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our Directors, and holders of less than a majority of such shares will be unable to elect any Director.

Convertible Preferred Stock

The Convertible Preferred Stock is a new class of our capital stock designated by the Board of Directors specifically for issuance pursuant to this offering.  The following is a brief description of the terms of the 3.00% Convertible Preferred Stock. This description does not purport to be complete and is qualified by reference to the Fund’s Charter, including the provisions of the Articles Supplementary establishing the 3.00% Convertible Preferred Stock. For complete terms of the 3.00% Convertible Preferred Stock including definitions of terms used in this prospectus, please refer to the actual terms of the 3.00% Convertible Preferred Stock, which are set forth in the Articles Supplementary.

(a)           Liquidation Preference:  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Convertible Preferred Stock will be entitled to receive preferential liquidating distribution at [the then-current net asset value per share of Convertible Preferred Stock], before any distribution of assets is made to the holders of our common stock.  After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of Convertible Preferred Stock will not be entitled to any further participation in any distribution of assets by the Fund.

 (b)           Dividends:  The holders of Convertible Preferred Stock will be entitled to receive dividends at the rate of 3.00% per year.  Dividends on our Convertible Preferred Stock will be fully cumulative, will accumulate without interest from the date of original issuance of the Convertible Preferred Stock and will be payable quarterly in arrears on the last calendar day of March, June, September and December, commencing on the last calendar day of the first March, June, September or December following the date of Expiration Date.

(c)           Voting Rights:  So long as the Fund is subject to the 1940 Act, the holders of any Convertible Preferred Stock, voting separately as a single class, shall have the right to elect at least two Directors at all times.  The remaining Directors shall be elected by holders of common stock.  So long as the Fund is subject to the 1940 Act, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding Convertible Preferred Stock voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Convertible Preferred Stock, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.  As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there is any Convertible Preferred Stock outstanding.  The Board of Directors presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Fund’s Articles of Incorporation or bylaws, holders of Convertible Preferred Stock will have equal voting rights with holders of our common stock (one vote per share, unless otherwise required by the 1940 Act) and shall vote together with such holders of common stock as a single class.

(d)           Conversion Right:  Holders of Convertible Preferred Stock may convert their shares to common stock at the ratio of three shares of Common Stock for each share of Convertible Preferred Stock held.  The conversion ratio will be adjusted for any distributions made to common stockholders.  The Board of Directors believes that the value of the conversion right of the Convertible Preferred Stock is not a predominant factor in the market value of the Convertible Preferred Stock as of the date of its issuance.   The conversion right is a secondary attribute which is included to enhance the terms upon which the Fund is able to issue the Convertible Preferred Stock. Beginning _____________, if the net asset value of our Common Stock reaches $20 per share, we may, at our option, require that all then outstanding shares of Convertible Preferred Stock be automatically converted into shares of Common Stock at a price of $______ per share.  In connection with such automatic conversion you would receive payment for all declared and unpaid dividends on your shares of Convertible Preferred Stock to the date of conversion, but after conversion you would no longer be entitled to the dividends, liquidation preference or other rights attributable to holders of the Convertible Preferred Stock.

(e)           Mandatory Redemption:  We will redeem all outstanding shares of Convertible Preferred Stock as of _____, 2016 (five years from the [Expiration Date]) at a price of $50 per share of Convertible Preferred Stock held on such date.

Immediately following the issuance of the Convertible Preferred Stock, and so long as the Fund is subject to the 1940 Act, (i) the Fund shall have an asset coverage of at least 200 percent, (ii) the Fund will be prohibited from declaring any dividend (except a dividend payable in our common stock) or any other distribution upon our common stock, unless the Convertible Preferred Stock has at the time of any such declaration an asset coverage of at least 200 percent after deducting the amount of such dividend or distribution, as the case may be, (iii) holders of Convertible Preferred Stock will be entitled, voting as a class, to the voting rights outlined in (c) above, and (iv) holders of Convertible Preferred Stock will have the liquidation preference outlined in (a) above.

Effects of Leverage

The holders of the Fund’s Convertible Preferred Stock will be entitled to the dividend rate of 3.00% of the Subscription Price.   Any return earned in excess of the stated dividend rate would directly benefit holders of our Common Stock; however, any shortfall from the stated rate would negatively affect our Common stockholders.  The following table is designed to assist you in understanding the effects of the existing leverage on the Common Stock of the Fund. The table assumes that ________ shares of 3.00% Convertible Preferred Stock are issued and outstanding. The assumed returns appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed on portfolio (net of expenses)	(10.00)%		(5.00)%		0.00%		5.00%		10.00%
Corresponding return to Common Shareholder	(_____	)%	(______	)%	(_____	)%	____	%	____	%

The following factors associated with leveraging could increase the investment risk and volatility of the price of our Common Stock:

•	leveraging exaggerates any increase or decrease in the net asset value of the Common Stock;

•	the dividend requirements on the Convertible Preferred Stock may exceed the income from the portfolio securities purchased with the proceeds from the issuance of preferred shares;

•
a decline in net asset value results if the investment performance of the additional securities purchased fails to cover their cost to the Fund (including any dividend requirements of preferred shares);

•	a decline in net asset value could affect the ability of the Fund to make Common Stock dividend payments;

•	a failure to pay dividends or make distributions on its Common Stock could result in the Fund’s ceasing to qualify as a regulated investment company under the Code; and

•
if the asset coverage for the Fund’s preferred shares declines to less than two hundred percent (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so.

Pursuant to Section 18 of the 1940 Act, it is unlawful for the Fund, as a registered closed-end investment company, to issue any class of senior security, or to sell any senior security that it issues, unless it can satisfy certain “asset coverage” ratios. The asset coverage ratio with respect to a senior security representing indebtedness means the ratio of the value of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) to the aggregate amount of the Fund’s senior securities representing indebtedness. The asset coverage ratio with respect to a senior security representing stock means the ratio of the value of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) to the aggregate amount of the Fund’s senior securities representing indebtedness plus the aggregate liquidation preference of the Fund’s outstanding preferred shares.

If, as is the case with the Fund, a registered investment company’s senior securities are equity securities, such securities must have an asset coverage ratio of at least 200% immediately following its issuance. If a registered investment company’s senior securities represent indebtedness, such indebtedness must have an asset coverage ratio of at least 300% immediately after their issuance. Subject to certain exceptions, during any period following issuance that the Fund fails to satisfy these asset coverage ratios, it will, among other things, be prohibited from declaring any dividend or declaring any other distribution in respect of its common stock except a dividend payable in Common Shares issued by the Fund. A registered investment company may, to the extent permitted by the 1940 Act, segregate assets or “cover” transactions in order to avoid the creation of a class of senior security.

Any rating received by the Fund on its Convertible Preferred Stock, or on any other senior security that it may issue, is an assessment by the applicable rating agency of the capacity of the Fund to satisfy its obligations on its senior securities. However, the rating does not eliminate or mitigate the risks associated with investing in the Fund’s Convertible Preferred Stock. In addition, should a rating on the Convertible Preferred Stock be lowered or withdrawn by the relevant rating agency, there may be an adverse effect on the market value of the Fund’s Convertible Preferred Stock and the Fund may also be required to redeem all or part of its outstanding Convertible Preferred Stock. If the Fund were required to redeem its Convertible Preferred Stock (in whole or part) as a result of the change in or withdrawal of the rating, the Common Stock of the Fund would lose the benefits associated with a leveraged capital structure

 Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its Directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.  Our charter contains such a provision which eliminates Directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any Director, officer, employees or agent of the Fund against any judgments, fines, settlements or expenses.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity.  Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.  However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses.  In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

 Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise.  These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors.  We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting.  These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Ability of Stockholders to call a Special Meeting of Stockholders

Our bylaws only allow our stockholders to call a Special Meeting of Stockholders if such request is made to the Secretary of the Fund in writing signed by stockholders having at least 50% of the issued and outstanding shares of voting stock.

 Regulation

We intend to continue to be regulated as a registered management investment company under the 1940 Act and as a registered investment company under Subchapter M of the Internal Revenue Code.  The 1940 Act contains prohibitions and restrictions relating to transactions between registered investment companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.

Temporary Investments

We may take temporary defensive positions in cash or in high quality, short-term debt securities or other money market instruments in response to adverse market, economic, political or other conditions.

Code of Ethics

The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions.  Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made pursuant to the code’s requirements.  For information on how to obtain a copy of each code of ethics, see “Available Information.”

Proxy Voting Policies and Procedures

The Fund’s Board of Directors has delegated the responsibility to vote the proxies of securities held by the Fund to the Adviser.  The Adviser has adopted a Proxy Voting Policy which, in compliance with Rule 206(4)-6 under the Adviser Act, is reasonably designed to ensure Brooklyn Capital votes in the Fund’s best interest.  The following summarizes the Adviser’s proxy voting policy and procedure and guidelines.

Proxy Voting Policies

The Adviser recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to stockholder vote, such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to the Fund, the Adviser analyzes the proxy statements of issuers whose stock is owned by the Fund and votes proxies on behalf of the Fund.  The Adviser’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the Fund and its stockholders.

Proxy Voting Procedures

In evaluating proxy statements, the Fund’s portfolio managers rely upon their own fundamental research, and information presented by company management and stockholder groups. The Adviser will not delegate its proxy voting responsibility on behalf of the Fund to a third party proxy voting service.

Proxy Voting Guidelines

The Adviser will generally vote proxies in favor of proposals that, in the opinion of the Fund’s portfolio managers, seek to enhance stockholder democracy. In those instances where stockholder democracy is not affected by the issue submitted to vote, The Adviser will endeavor to vote in the best economic interest of the Fund. With respect to proxies of closed-end investment companies whose shares are held by the Fund, The Adviser adheres to a “mirror voting” policy, whereby The Adviser will vote its shares in proportion to those votes cast by such investment company’s stockholders.

Monitoring and Resolving Conflicts of Interest

When reviewing proxy statements and related research materials, the Fund’s portfolio managers will consider whether any business or other relationships between a portfolio manager, the Adviser and a portfolio company could influence a vote on such proxy matter. With respect to personal conflicts of interest, the Adviser’s Code of Ethics requires all members to avoid activities, perquisites, gifts, or receipt of investment opportunities that could interfere with the their ability to act objectively and effectively in the best interests of the Adviser and the Fund, and restricts their ability to engage in certain outside business activities. Portfolio managers with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

 Share Repurchases

Stockholders of a closed-end management investment company generally do not have the right to cause it to repurchase its shares.  Generally, a closed-end management company may repurchase its shares under the 1940 Act:  (1) on a securities exchange or such other open market as may be designated by the SEC (provided that it has, in any such case, informed holders of the class of stock involved within the preceding six months of its intention to repurchase such stock), (2) by a tender offer open to all holders of the class of shares involved or (3) as otherwise permitted by the SEC.  If the Fund intends to repurchase its shares other than on a securities exchange, in the open market or by making a tender offer, a rule adopted by the SEC under the 1940 Act provides that the closed-end fund must meet certain conditions regarding the distribution of our net income, the identity of the seller, the price paid, any brokerage commissions, prior notice to holders of the class of shares involved of an intention to purchase such shares and that the purchase is not being made in a manner or on a basis which discriminates unfairly against the other holders of such class.

While we are not required to repurchase our shares, we have done so in the past and may continue to do so if the Board of Directors believes that such repurchase is in our best interests and of our stockholders.

 Custodian, Transfer and Dividend Paying Agent and Registrar

Our portfolio securities are held under a custody agreement by U.S. Bank, N.A.  The address of the custodian is:
1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212.  Our assets are held under bank custodianship in compliance with the 1940 Act.  American Stock Transfer & Trust Company, LLC acts as our transfer agent, dividend paying agent and registrar [(as well as Subscribing Agent in connection with this offering)].  The principal business address of the transfer agent is 59 Maiden Lane, New York, NY 10038.

 Brokerage Allocation and Other Practices

Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund are made by the adviser.  The adviser is authorized by the Directors to allocate the orders placed by them on behalf of the Fund to brokers and dealers who may, but need not, provide research or statistical material or other services to the Fund or the adviser for the Fund’s use.  Such allocation is to be in such amounts and proportions as the adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the adviser will take the following into consideration: (i) best net price available; (ii) the reliability, integrity and financial condition of the broker or dealer; (iii) the size of and difficulty in executing the order; and (iv) the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

In allocating portfolio brokerage, the adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the adviser exercise investment discretion.  Some of the services received as the result of the Fund’s transactions may primarily benefit accounts other than the Fund’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

 Legal Matters

Legal matters regarding the securities offered by this Prospectus and of the Fund in general will be passed upon for the Fund by Blank Rome LLP, New York, New York.

 Experts

The financial statements included in this Prospectus and in the Registration Statement have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, to the extent and for the periods set forth in their report appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such report given upon the authority of said firm as experts in auditing and accounting.

 Available Information

We will file with or submit to the SEC reports, proxy statements and other information meeting the informational requirements of the 1940 Act and the Exchange Act.  You may inspect and copy these reports, proxy statements and other information at the Public Reference Room of the SEC at 100 F St. NE, Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for information on the operation of the Public Reference Room. Our SEC filings are also available to the public on the SEC’s Internet website at http://www.sec.gov and can be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005.  Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F St. NE, Washington, D.C. 20549-0102.

 Forward-Looking Statements

This Prospectus contains forward-looking statements, within the meaning of the Securities Act, that involve risks and uncertainties.  We use words such as “anticipates,” “believes,” “expects,” “objectives,” “future,” “intends,” “will,” “may,” “should,” and similar expressions to identify forward-looking statements.  Our actual results could differ materially from those projected in the forward-looking statements because of various risks and uncertainties, including the factors set forth in “Risk Factors” and elsewhere in this Prospectus.

We have based the forward-looking statements included in this Prospectus on information available to us on the date of this Prospectus, and we assume no obligation to update any such forward-looking statements.  Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports, if any, that we in the future may file with the SEC, including an annual or semi-annual report on Form N-CSR.

 Financial Statements

The financial statements included in the Fund’s Annual Report for the year ended December 31, 2010 and its unaudited Semi-Annual Report for the period ended June 30, 2011, filed with the Securities and Exchange Commission on March 8, 2011 and September 2, 2011, respectively (File No. 811-07528), are herein incorporated by reference.

Not Part of the Prospectus
SPECIAL OPPORTUNITIES FUND
PRIVACY NOTICE

FACTS	WHAT DOES SPECIAL OPPORTUNITIES FUND INC. (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?
The types of personal information we may collect and share may include:
•     Social Security number
•     account balances
•     account transactions
•     transaction history
•     wire transfer instructions
•     checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 607-0414

What we do
Who is providing this notice?	Funds advised by Brooklyn Capital Management LLC. A complete list is included below.
How does the Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?
We collect your personal information, for example, when you
▪  open an account or respond to an offer
▪   provide account information
▪   give us your contact information
▪   make a wire transfer
▪   tell us where to send money
We also may collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪   sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪   affiliates from using your information to market to you
▪   sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Our affiliates include: Brooklyn Capital Management LLC
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Fund doesn’t jointly market.
List of funds providing this notice
Special Opportunities Fund, Inc.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)           Financial Statements (included in Part B)

Portfolio Summary as of December 31, 2010*
Summary Schedule of Investments as of December 31, 2010*
Statement of Assets and Liabilities as of December 31, 2010*
Statement of Operations for the year ended December 31, 2010*
Statement of Changes in Net Assets for the years ended December 31, 2010 and 2009*
Financial Highlights*
Notes to Financial Statements*
Report of Independent Registered Public Accounting Firm*

* Incorporated by reference from the Fund’s Annual Report on Form N-CSR for the year ended December 31, 2010 filed on March 8, 2011 (File No. 811-07528).

(2)	Exhibits

(a)(i)	Articles of Incorporation(1)
(a)(ii)	Articles of Amendment(2)
(a)(iii)	Articles Supplementary dated _________, 2011 **
(b)(i)	Bylaws(3) (b)(ii) Amendment to Bylaws(2)
(c)	Not applicable
(d)	Form of Transferable Subscription Rights Certificate**
(e)	Not applicable
(f)	Not applicable
(g)	Investment Management Agreement between the Fund and Brooklyn Capital Management, LLC()
(h)	Not applicable
(i)	Not applicable
(j)	Custody Agreement between the Fund and U.S. Bank National Association**
(k)(i)	Transfer Agent Servicing Agreement between the Fund and American Stock Transfer and Trust Company, LLC**
(k)(ii)	Administration Agreement**
(l)	Opinion and Consent of Counsel(3)
(m)	Not applicable
(n)	Consent of Independent Auditor (filed herewith)
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)(i)	Code of Ethics of the Fund**
(r)(ii)	Code of Ethics of the Adviser**

**	To be filed by amendment.
(1)	Incorporated by reference to the Fund’s Post-Effective Amendment No. 2 to the Registration Statement (File No. 333-58532) filed June 15, 1995.
(2)	Incorporated by reference to Form NSAR (File No. 811-07528) filed on February 26, 2010.
(3)	Incorporated by reference to the Fund’s Registration Statement on Form N-2 (File No. 333-58532) filed on February 19, 1993.
(4)	Incorporated by reference to the Fund’s Schedule 14A (File No. 811-07528) filed on November 19, 2009.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

The approximate expenses in connection with the offering are as follows:

Subscription Agent’s Fees and Expenses
Auditing Fees and Expenses
Legal Fees and Expenses
Printing, Typesetting, and Edgar Fees
Miscellaneous

Item 28. Persons Controlled by or Under Common Control With Registrant

None.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of  _______, 2011, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Stock, par value $0.001

Item 30. Indemnification

Section 2-418 of the Maryland General Corporation Law and the Registrant’s By-laws (incorporated by reference as an Exhibit 2(b) to this Registration Statement) provide for indemnification of directors and officers of the Registrant, and employees and agents of the Registrant as determined by the Board of Directors.  The Investment Management Agreement (incorporated by reference as Exhibit 2(g) to this Registration Statement) provides for indemnification of the Fund’s investment adviser.  The Registrant’s directors and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each director, executive officer or partner of the investment adviser is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in this Registration Statement in the section entitled “Management.”

Item 32. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are in the possession and custody of the Registrant’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.
The Registrant undertakes to suspend the offering of its Rights until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

(a)
for the purpose of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)
for the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Not applicable.

SIGNATURES

Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, and the State of New York, on the 6th day of December, 2011.

SPECIAL OPPORTUNITIES FUND, INC.

By:	/s/ Andrew Dakos
Name: Andrew Dakos Title: President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Andrew Dakos	President (Principal Executive Officer)	December 6, 2011
Andrew Dakos

/s/ Gerald Hellerman	Treasurer (Principal Financial Officer and Principal	December 6, 2011
Gerald Hellerman	Accounting Officer)

/s/ Phillip Goldstein	Director	December 6, 2011
Phillip Goldstein

/s/ James Chadwick	Director	December 6, 2011
James Chadwick

/s/ Ben Harris	Director	December 6, 2011
Ben Harris

/s/ Charles Walden	Director	December 6, 2011
Charels Walden

INDEX TO EXHIBITS

Exhibit No.	Description

2(n)	Consent of Independent Auditor